Exhibit 4.3


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                    National RMBS Trust 2004-1 Supplemental Deed

Date:               28 September 2004

Parties: PERPETUAL TRUSTEE COMPANY LIMITED (ABN 42 000 001 007) in its capacity as trustee of the Trust having an office at Level 7, 9 Castlereagh Street, Sydney NSW 2000 (hereinafter included in the expression "Issuer Trustee") NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) having an office at Level 24, 500 Bourke Street, Melbourne VIC 3000 ("Global Trust Manager") NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937) having its registered office at Level 24, 500 Bourke Street, Melbourne, VIC 3000 (in its capacity as "Seller" and "Servicer") P.T. LIMITED (ABN 67 004 454 666) in its capacity as security trustee of the Security Trust having an office at Level 7, 9 Castlereagh Street, Sydney NSW 2000 (hereinafter included in the expression "Security Trustee")

Recitals:

               A. By the Master Trust Deed, provision was made for the establishment of the Trust pursuant to a Notice of Creation of Trust, which will be regulated by this deed.

               B. The Issuer Trustee at the direction of the Global Trust Manager may acquire Mortgage
                    Loans.

               C. The Security Trustee will hold a security interest over the Assets of the Trust under the Master Security Trust Deed and the Deed of Charge.

               D. The Servicer will be appointed to service the Mortgage Loans, which, from time to time, will comprise Assets of the Trust under, the Servicing Agreement and this deed.

               E. The Issuer Trustee, at the direction of the Global Trust Manager, may obtain funds by issuing the Notes in accordance with the terms of this deed.

               F. The parties to this deed have agreed that the terms and conditions for the constitution of the Trust and the issuing of the Notes in respect of the Trust will be the terms and conditions set out in the Master Trust Deed and this deed.

Operative provisions:

PART 1 - INTERPRETATION
1    Interpretation
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Definitions
               1.1 The following words have these meanings unless the contrary intention appears:

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                    A$ means the lawful currency of the Commonwealth of
                    Australia.

                    A$ Class A-1 Interest Amount means, in respect of a Class A-1 Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, an amount calculated as follows:

                            A  =  B  x  C  x   N
                                              --
                                             365

                    where:

                    A   =   the A$ Class A-1 Interest Amount for that Interest
                            Period;

                    B   =   the Total Invested Amount of the Class A-1 Notes on

                            the Determination Date immediately preceding the commencement of that Interest Period (which, for the avoidance of doubt, is the Total Invested Amount of the Class A-1 Notes as of the first day of that Interest Period after taking into account any reduction to the Total Invested Amount on that date);

                    C   =   the A$ Class A-1 Interest Rate for that
                            Interest Period; and

                    N   =   the number of days in that Interest
                            Period.

                    A$ Class A-1 Interest Rate means, in respect of a Class A-1 Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the aggregate of:

                    (a)  the Bank Bill Rate for that Interest Period; and

                    (b)  the A$ Class A-1 Margin for that Class A-1 Note.

                    A$ Class A-1 Margin, in respect of a Class A-1 Note, has the same meaning as the "Spread" specified under the heading "A$ Floating Amounts payable by Party B" in the confirmation for each US$ Class A-1 Currency Swap.

                    A$ Class A-1 Principal means, in relation to a Payment Date, the amount allocated on that Payment Date from Principal Collections to the A$ Class A-1 Principal pursuant to clause 14.13(e)(i).

                    A$ Class A-3 Interest Amount means, in respect of a Class A-3 Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, an amount calculated as follows:

                              A  =  B  x  C  x   N
                                                --
                                               365

                    where:

                    A   =   the A$ Class A-3 Interest Amount for that
                            Interest Period;

                    B   =   the Total Invested Amount of the Class A-3 Notes
                            on the Determination Date immediately preceding
                            the commencement of that Interest Period (which,
                            for the avoidance of doubt, is the Total Invested
                            Amount of the Class A-3 Notes as of the first
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                            day of that Interest Period after taking into
                            account any reduction to the Total Invested Amount on that date);

                    C   =   the A$ Class A-3 Interest Rate for that Interest
                            Period; and

                    N   =   the number of days in that Interest
                            Period.

                    A$ Class A-3 Interest Rate means, in respect of a Class A-3 Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the aggregate of:

                    (a)  the Bank Bill Rate for that Interest Period; and

                    (b)  the A$ Class A-3 Margin for that Class A-3 Note.

                    A$ Class A-3 Margin, in respect of a Class A-3 Note, has the same meaning as the "Spread" specified under the heading "A$ Floating Amounts payable by Party B" in the confirmation for each (euro) Class A-3 Currency Swap.

                    A$ Class A-3 Principal means, in relation to a Payment Date, the amount allocated on that Payment Date from Principal Collections to the A$ Class A-3 Principal pursuant to clause 14.13(e)(iii).

                    A$ Equivalent means:

                    (a) in relation to an amount which is calculated, determined or expressed in US$ or which includes a component determined or expressed in US$, that US$ amount or US$ component (as the case may be) multiplied by the relevant A$ Exchange Rate and expressed in A$; or

                    (b) in relation to an amount which is calculated, determined or expressed in (euro), or which includes a component determined or expressed in (euro), that
                         (euro) amount or (euro) component (as the case may be) multiplied by the relevant A$ Exchange Rate and expressed in A$.

                    A$ Exchange Rate means the "A$ Exchange Rate" specified under the heading "Exchange Rates" in the confirmation for the relevant Currency Swap.

                    A$ Note means a Class A-2 Note, a Class B Note and a Redraw Note, as the case may be.

                    A$ Note Interest Amount means, in respect of an A$ Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the amount calculated in accordance with clause 8.7 for that A$ Note.

                    A$ Note Interest Rate means, in respect of an A$ Note, a Payment Date and the Interest Period ending on (but excluding) that Payment Date, the aggregate of:

                    (a) the Bank Bill Rate for that Interest Period; and


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                    (b) the A$ Note Margin for that A$ Note.

                    A$ Note Margin means:

                    (a) in relation to a Class A-2 Note, the margin (expressed as a percentage per annum) notified by the Global Trust Manager for the Class A-2 Note in accordance with the Dealer Agreement, provided that if the Class A-2 Notes have not been redeemed in full on or by the first Call Option Date, the margin will double;

                    (b) in relation to a Class B Note, the margin (expressed as a percentage per annum) notified by the Global Trust Manager for the Class B Note in accordance with the Dealer Agreement; and

                    (c) in relation to a Redraw Note, the margin (expressed as a percentage per annum) as determined by the Global Trust Manager under clause 8.3,

                    and advised by the Global Trust Manager to the Issuer
                    Trustee.

                    Aggregate Stated Amount means, on any Determination Date, the aggregate of the A$ Equivalent of the Stated Amounts of the relevant Notes at that time.

                    Available Income means, for any period, the amount calculated in accordance with clause 14.4.

                    Available Liquidity Amount has the meaning given to it in the Liquidity Facility Agreement.

                    Available Redraw Amount has the meaning given to it in the Redraw Facility Agreement.

                    Bank Bill Rate means, in respect of any Interest Period, the rate expressed as a percentage per annum:

                    (a) calculated by taking the rate appearing on the Reuters screen BBSW page at or about 10.15 am (Melbourne time) on the first day of that Interest Period for each bank so quoting (being no fewer than five) as being the mean buying and selling rate for a bill (which for the purpose of this definition means a bill of exchange of the type specified for the purpose of quoting on the Reuters screen BBSW page) having a tenor of 90 days after eliminating the highest and the lowest mean rates and taking the average of the remaining mean rates (rounded up, if necessary, to the nearest four decimal places);

                    (b) if fewer than five banks quote on the Reuters screen BBSW page, the rate calculated as above by taking the rates otherwise quoted by five banks otherwise authorised to quote rates on the Reuters screen BBSW page at or about 10.15 am (Melbourne time) for a bill of exchange having a tenor of 90 days; or

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                    (c)  if a rate cannot be determined in accordance with the procedures in (a) or (b), the rate specified in good faith by the Global Trust Manager at or around that time on that day, having regard, to the extent possible, to comparable indices then available as to the rate otherwise bid and offered for bills of exchange having a tenor of 90 days, provided that, in respect of the first Interest Period the Bank Bill Rate for that Interest Period will be calculated by the Global Trust Manager to be a linear interpolated rate for the relevant period.

                    Basis Swap means an ISDA Master Agreement, the schedule relating to it and each confirmation between the Basis Swap Provider, the Issuer Trustee and the Global Trust Manager under which the Issuer Trustee pays to the Basis Swap Provider an amount in respect of Purchased Mortgage Loans that do not bear interest at a fixed rate and under which the Basis Swap Provider pays to the Issuer Trustee an amount calculated by reference to the Bank Bill Rate.

                    Basis Swap Provider means National Australia Bank Limited or such other person who may be appointed under this deed or the Basis Swap to act as the Basis Swap Provider.

                    Book-Entry Note means:

                    (a)  a Class A-1 Book-Entry Note; or

                    (b)  a Class A-3 Book-Entry Note,

                    as the context requires.

                    Business Day means any day other than a Saturday, Sunday or public holiday on which banks are open for business in Melbourne, Sydney, New York and London provided that, in each case, the day is also a TARGET Settlement Date.

                    Call Option Date means, in respect of the Notes, each Payment Date commencing on the Payment Date on which the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased Mortgage Loans (calculated as at the end of the immediately preceding Collection Period) is less than 10% of the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased Mortgage Loans on the Closing Date.

                    Carryover Principal Charge-Off has the meaning given in clause 14.15.

                    Class means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes or the Redraw Notes (if any) (as the case may be).

                    Class A Note means a Class A-1 Note, a Class A-2 Note and a Class A-3 Note, as the case may be.

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                    Class A Note Conditions means the terms and conditions of
                    the Class A-1 Notes and the Class A-3 Notes, as set out in
                    Schedule 4 of the Note Trust Deed in respect of the Trust.

                    Class A Noteholder means a Class A-1 Noteholder, a Class A-2 Noteholder and a Class A-3 Noteholder, as the case may be.

                    Class A-1 Book-Entry Note means a Book-Entry Note (as defined in the Definitions Schedule) issued in respect of the Class A-1 Notes.

                    Class A-1 Definitive Note means a Definitive Note (as defined in the Definitions Schedule) issued in respect of the Class A-1 Notes.

                    Class A-1 Note means a Note referred to in clause 8.1(a) and issued on the terms and conditions contained in the Class A Note Conditions.

                    Class A-1 Noteholder has the meaning given to it in the Class A Note Conditions.

                    Class A-2 Note means a Note referred to in clause 8.1(b) issued on the terms and conditions contained in this deed and the Dealer Agreement.

                    Class A-2 Noteholder means each person who is from time to time entered in the Register as the holder of a Class A-2 Note.

                    Class A-2 Principal means, in relation to a Payment Date, the amount allocated on that Payment Date from Principal Collections to the Class A-2 Principal pursuant to clause 14.13(e)(ii).

                    Class A-3 Book-Entry Note means a Book-Entry Note (as defined in the Definitions Schedule) issued in respect of the Class A-3 Notes.

                    Class A-3 Definitive Note means a Definitive Note (as defined in the Definitions Schedule) issued in respect of the Class A-3 Notes.

                    Class A-3 Note means a Note referred to in clause 8.1(c) and issued on the terms and conditions contained in the Class A Note Conditions.

                    Class A-3 Noteholder has the meaning given to it in the Class A Note Conditions.

                    Class B Note means a Note referred to in clause 8.1(d) issued on the terms and conditions contained in this deed and the Dealer Agreement.

                    Class B Noteholder means each person who is from time to time entered in the Register as the holder of a Class B Note.

                    Class B Principal means, in relation to a Payment Date, the amount allocated on that Payment Date from Principal Collections to the Class B Principal pursuant to clause 14.13(f).

                    Clean-Up Account means the bank account established by the Issuer Trustee under clause 5.6(iii)(A) and, pending the establishment of that bank account in accordance with this deed, means the Collections Account.

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                    Clean-Up Amount means, on a Determination Date, an amount
                    equal to the lesser of:

                    (a) 0.25% x (TIA + RPO); and

                    (b) $25,000,

                    where TIA is the Total Invested Amount of all Notes on that Determination Date and RPO is the Redraw Principal Outstanding on that Determination Date.

                    Clean-Up Offer has the meaning given to it in clause 5.1.

                    Clean-Up Offer Amount has the meaning given to it in clause 5.1.

                    Clean-Up Option means the offer by the Issuer Trustee to reconvey the Purchased Mortgage Loans to the Seller under clause 5.1.

                    Closing Date means the date on which the offer contained in the Offer to Sell is accepted by the Issuer Trustee.

                    Collateral Account means any collateral account (as defined in, and established under, a Support Facility).

                    Collection Period means, in relation to a Payment Date, the period from (and including) the first day of the Quarter immediately preceding that Payment Date up to (and including) the last day of the Quarter immediately preceding that Payment Date except in the case of the first Collection Period, which commences on the day after the Cut-Off Date and ends on 30 November 2004.

                    Collections means:

                    (a) all amounts received by the Seller, the Servicer, the Global Trust Manager or the Issuer Trustee after the Cut-Off Date in respect of the Purchased Mortgage Loans (including, without limitation, all principal, interest, the proceeds received under any Mortgage Insurance Policy, any proceeds recovered from any enforcement action in respect of a Purchased Mortgage Loan, amounts received on a repurchase of a Purchased Mortgage Loan, any amount received from the Seller as damages in respect of a breach of any representation, warranty or covenant in connection with the Purchased Mortgage Loans and any other amounts received in relation to the Purchased Mortgage Loans), but excluding:

                    (b)  the Servicer's Collections; and

                    (c) any interest credited to any Collateral Account in respect of a Support Facility.

                    Corporations Act means the Corporations Act 2001 (Cwlth).

                    Currency Swap means each of:

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                    (a)  each US$ Class A-1 Currency Swap; and

                    (b)  each (euro) Class A-3 Currency Swap,

                    as the context requires.

                    Currency Swap Agreement means each of:

                    (a)  each US$ Class A-1 Currency Swap Agreement; and

                    (b)  each (euro) Class A-3 Currency Swap Agreement,

                    as the context requires.

                    Currency Swap Provider means each of:

                    (a)  each US$ Class A-1 Currency Swap Provider; and

                    (b)  each (euro) Class A-3 Currency Swap Provider,

                    as the context requires.

                    Cut-off Date means 3 September 2004.

                    Dealer Agreement means the agreement entitled "National RMBS Trust 2004-1 Dealer Agreement" dated on or about the date of this deed between (amongst others) the Issuer Trustee, the Global Trust Manager, the Seller and National Australia Securities Limited (ABN 84 006 982 332).

                    Definitions Schedule means the deed entitled "National RMBS Trusts Definitions Schedule" dated 3 January 2001 and made between the parties named in schedule 1 to that deed.

                    Definitive Note means:

                    (a)  a Class A-1 Definitive Note; or

                    (b)  a Class A-3 Definitive Note,

                    as the context requires.

                    Delegation Deed means the deed entitled "National RMBS Trusts Deed of Delegation" dated 24 January 2001 between the Global Trust Manager and National Australia Managers Limited (ABN 70 006 437 565).

                    Determination Date means the day which is 5 Business Days prior to a Payment Date.

                    Enforcement Expenses means all expenses paid by or on behalf of the Servicer in connection with the enforcement of any Purchased Mortgage Loan.

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                    (euro) and Euro means the lawful currency for the time
                    being of the member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community.

                    (euro) Class A-3 Currency Swap means each swap transaction entered into pursuant to a (euro) Class A-3 Currency Swap Agreement, the form of confirmation for which is substantially in the form set out in schedule 2 to the relevant (euro) Class A-3 Currency Swap Agreement.

                    (euro) Class A-3 Currency Swap Agreement means each ISDA Master Agreement, the schedule to it, each confirmation issued under it, and any credit support annex into in connection with it between a (euro) Class A-3 Currency Swap Provider, the Issuer Trustee and the Global Trust Manager.

                    (euro) Class A-3 Currency Swap Provider means each of Societe Generale Australia Branch and The Royal Bank of Scotland plc and any other person who subsequently enters into a (euro) Class A-3 Currency Swap with the Issuer Trustee and the Global Trust Manager.

                    Excess Available Income has the meaning given to it in clause 14.10.

                    Expenses of the Trust means all costs, charges and expenses reasonably and properly incurred by the Issuer Trustee or the Global Trust Manager in connection with the Trust and any other amounts for which the Issuer Trustee is entitled to be reimbursed or indemnified out of the Trust and which the Issuer Trustee elects to pay, including, without limitation, the expenses as described in clause 26.3 of the Master Trust Deed.

                    Extraordinary Expenses means, on a Determination Date, any out of pocket expenses incurred by the Issuer Trustee during the immediately preceding Collection Period that are not Required Payments in respect of that Determination Date.

                    Final Maturity Date means the Payment Date occurring in March 2034.

                    Final Termination Date means the date referred to in clause 2.2.

                    Finance Charge Collections means, in respect of a Determination Date, the amount calculated in accordance with clause 14.3.

                    Fixed Interest Rate Loan means any Housing Loan comprising part of a Mortgage Loan in respect of which the Seller or the Servicer cannot vary the interest rate charged to the Debtor for a specified period of time.

                    Fixed Rate Swap means the ISDA Master Agreement, the schedule relating to it and each confirmation between the Fixed Rate Swap Provider, the Issuer Trustee and the Global Trust Manager, under which the Issuer Trustee pays to the Fixed Rate Swap Provider an amount in respect of Purchased Mortgage Loans that bear interest at a fixed rate and under which the Fixed Rate Swap Provider pays to the Issuer Trustee an amount calculated by reference to the Bank Bill Rate.

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                    Fixed Rate Swap Provider means National Australia Bank
                    Limited, or such other person who may be appointed under this deed or the Fixed Rate Swap to act as the Fixed Rate Swap Provider.

                    Housing Loan means each Housing Loan (as defined in the Definitions Schedule) sold, or to be sold (as the case may
                    be), to the Issuer Trustee in accordance with the Sale Agreement and the Offer to Sell.

                    Initial Invested Amount has, in relation to:

                    (a) a Class A-1 Note, the meaning given to it in clause 8.5(a);

                    (b) a Class A-3 Note, the meaning given to it in clause 8.5(a); and

                    (c)  an A$ Note, the meaning given to it in clause 8.5(b).

                    Interest Period, in respect of a Note, means (initially) the period from (and including) the Issue Date to (but excluding) the first Payment Date and thereafter each period from (and including) each Payment Date to (but excluding) the next following Payment Date. The final Interest Period is from (and including) the Payment Date immediately preceding the date on which interest ceases to accrue on the Note pursuant to the Class A Note Conditions, or this deed, as the case may be, to (but excluding) the date on which interest ceases to accrue on the Note pursuant to the Class A Note Conditions or this deed, as the case may be.

                    Invested Amount on any Determination Date:

                    (a) in respect of a Class A-1 Note and a Class A-3 Note, has the same meaning as in the Class A Note Conditions;

                    (b)  in respect of an A$ Note, means an amount equal to:

                         (i)  the Initial Invested Amount of that A$ Note; less

                         (ii) the aggregate of all Principal Amounts which
                              have been paid before that date in relation to that A$ Note; less

                        (iii) the Principal Amount to be paid on the next
                              Payment Date in relation to that A$ Note.

                    Linked Deposit Account means a deposit account maintained by a Debtor with the Seller under which either:

                    (a) interest that would otherwise be earned in respect of the deposit account is set off against interest due under the Housing Loan of that Debtor; or

                    (b) interest is not earned on the deposit account, but interest due under the Housing Loan of that Debtor is calculated by deducting the credit balance of that deposit account from the balance of the Housing Loan, and then applying the interest rate applicable to the Housing Loan to the result.

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                    Liquidity Drawing means the amount drawn under the
                    Liquidity Facility on any Payment Date.

                    Liquidity Shortfall means, on a Determination Date, the amount (if any) by which the Payment Shortfall on that Determination Date exceeds the Principal Draw which is allocated on that Determination Date for application towards the Payment Shortfall in accordance with clause 14.5.

                    Mortgage Insurance Interest Proceeds means, in respect of a Purchased Mortgage Loan, the amount received by or on behalf of the Issuer Trustee under a Mortgage Insurance Policy and which is determined by the Global Trust Manager not to be in the nature of principal.

                    Mortgage Insurance Policy includes, for the purposes of the Definitions Schedule, the Pool Insurance Policy.

                    Mortgage Insurer means each of:

                    (a) GE Mortgage Insurance Company Pty Limited (ABN 60 106 974 305); and

                    (b)  PMI Mortgage Insurance Ltd (ABN 70 000 511 071),

                    and any other mortgage insurer approved by the Global Trust Manager and acceptable to each Current Rating Agency.

                    Mortgage Title Documents means with respect to any Housing
                    Loan:

                    (a) the certificate or other indicia of title (if any) in respect of the Land the subject of the Mortgage in relation to the Housing Loan;

                    (b) the original or duplicate Mortgage documents in relation to the Housing Loan;

                    (c) the original or duplicate of the Collateral Securities documents in relation to the Housing Loan;

                    (d) any policy of Lender's Mortgage Insurance and Property Insurance (or certificate of currency for the policy of Lender's Mortgage Insurance and Property Insurance) held by the Seller in respect of the Mortgage or the Collateral Securities in relation to the Housing Loan;

                    (e) any valuation report obtained in connection with the Mortgage or the Collateral Securities in relation to the Housing Loan;

                    (f) any agreement of priority or its equivalent in writing entered into in connection with the Mortgage or the Collateral Securities in relation to the Housing Loan;

                    (g) the Loan Agreement (if other than a Mortgage) relating to the Housing Loan; and

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                    (h)  all other documents required to evidence, in respect
                         of a Sale Agreement, the Seller's interest in the above Land, the above Housing Loan, the above Mortgage or the above Collateral Securities,

                    and, for the avoidance of doubt, "Mortgage Title Documents" includes any amendment or replacement of such documents and any such document which is entered into, and under which rights arise, after any sale of the relevant Housing Loan by the Seller to the Issuer Trustee.

                    Non-Collection Fee means, in respect of a Collection Period, an amount equal to the aggregate amount of the Prepayment Costs that the Servicer is or was entitled to charge in respect of Purchased Mortgage Loans for the Collection Period but has not charged.

                    Notes means:

                    (a)  the Class A Notes;

                    (b)  the Class B Notes; and

                    (c)  the Redraw Notes.

                    Offer to Sell means the offer entitled "National RMBS Trust 2004-1 Offer to Sell" by the Seller in favour of the Issuer Trustee in respect of Mortgage Loans, dated on or about the date of the Sale Agreement, and which is only capable of acceptance by the payment of a purchase price.

                    Other Income means, on a Determination Date (and without double counting any amounts included in Other Income on a preceding Determination Date) any interest received on Authorised Investments during the immediately preceding Collection Period and any other miscellaneous income received or expected to be received by the Issuer Trustee on or before the immediately following Payment Date.

                    Payment Date means the 20th day of each of December, March, June and September or, if the 20th day is not a Business Day, then the next Business Day. The first Payment Date will be 20 December 2004.

                    Payment Shortfall means, on a Determination Date, the amount by which the Available Income is insufficient to meet the Required Payments as calculated on that Determination Date.

                    Penalty Payment means:

                    (a) the amount of any liability (including, without limitation, any civil or criminal penalty) which the Issuer Trustee is liable for under the Consumer Credit Code;

                    (b) any other liability payable by the Issuer Trustee, or legal costs or other expenses payable or incurred by the Issuer Trustee, in relation to such liability;

                    (c) any amount which the Issuer Trustee agrees to pay (with the consent of the Servicer) to a Debtor or other person in

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                         settlement of any liability or alleged liability or
                         application for an order under Part 6 of the Consumer Credit Code; and

                    (d) any legal costs or other costs and expenses payable or incurred by the Issuer Trustee in relation to that application or settlement,

                    to the extent to which a person can be indemnified for that liability, money or amount under the Consumer Credit Code.

                    Pool Insurance Policy means the policy of insurance to be issued to the Issuer Trustee and the Seller by PMI Mortgage Insurance Limited in respect of Purchased Mortgage Loans which are not subject to Lender's Mortgage Insurance. The Pool Insurance Policy comprises a Mortgage Insurance Policy for the purposes of the Definitions
                    Schedule in respect of the Trust.

                    Personal Information has the same meaning as in the Privacy Act.

                    Power of Attorney means an irrevocable power of attorney in such form as is agreed to by the Issuer Trustee which is given by the Seller in favour of the Issuer Trustee.

                    Prepayment Benefits mean those amounts which are credited to a Debtor's account during a Collection Period in accordance with the relevant Loan Agreement as a result of the Debtor prepaying any amount in respect of a Fixed Interest Rate Loan.

                    Prepayment Costs mean those amounts which are debited to a Debtor's account during a Collection Period in accordance with the relevant Loan Agreement as a result of the Debtor prepaying any amount in respect of a Fixed Interest Rate Loan.

                    Principal Amount means, in respect of any Note and any Payment Date, any amount of principal which is payable in respect of such Note on such Payment Date.

                    Principal Charge-Offs means, in respect of a Collection Period, the aggregate principal losses (as determined by the Global Trust Manager) for all Purchased Mortgage Loans which arise during that Collection Period after all enforcement action has been taken in respect of any Purchased Mortgage Loan and after taking into account:

                    (a) all proceeds received as a consequence of enforcement under any Purchased Mortgage Loans (less the relevant Enforcement Expenses) during that Collection Period;

                    (b) proceeds of any claims under a Mortgage Insurance Policy during that Collection Period; and

                    (c) any payments received during that Collection Period from the Seller or the Servicer for a breach of its obligations under the Transaction Documents.


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                    Principal Collections means, in respect of a Determination
                    Date and the Collection Period immediately preceding that Determination Date, the amount calculated in accordance with clause 14.11.

                    Principal Draw means each distribution of Principal Collections made in accordance with clauses 14.5 and 14.13(c).

                    Privacy Act means the Privacy Act 1988 (Cwlth) and includes a reference to any determination, guidelines and interpretative explanations issued from time to time by the Office of the Privacy Commissioner under that Act.

                    Purchase Price has the meaning given to it in the relevant Offer to Sell.

                    Qualifying Debtor means a Debtor which:

                    (a) is not a Debtor in respect of a Defaulted Housing Loan; and

                    (b) is not dead, bankrupt, insane or the subject of an Insolvency Event,

                    and any other person which, notwithstanding this definition, the Global Trust Manager approves and notifies in writing to the Seller and the Issuer Trustee as being a "Qualifying Debtor".

                    Qualifying Mortgage Loan means a Mortgage Loan which satisfies the eligibility criteria set out in the Annexure to the Sale Agreement.

                    Quarter means the three month period in each year commencing on 1 December, 1 March, 1 June and 1 September.

                    Recoveries means amounts received from or on behalf of Debtors or under any Mortgage or any Collateral Security in respect of Purchased Mortgage Loans that were previously the subject of a loss as described in the definition of Principal Charge-Offs.

                    Redraw means the Seller's re-advance to a Debtor of repayments of principal made by that Debtor on its Housing Loan in accordance with the terms of the relevant Loan Agreement.

                    Redraw Drawing has the meaning given to that term in the Redraw Facility Agreement.

                    Redraw Limit has the meaning given to it in the Redraw Facility Agreement in respect of the Trust.

                    Redraw Note means a Note referred to in clause 8.1(e) issued on the terms and conditions contained in this deed.

                    Redraw Noteholder means each person who is from time to time entered in the Register as the holder of a Redraw Note.

                    Redraw Note Principal means, in relation to a Payment Date, the amount allocated on that Payment Date from Principal Collections to the Redraw Note Principal pursuant to clause 14.13(d).

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                    Redraw Principal in relation to a Payment Date, means the
                    amount allocated on that Payment Date from Principal Collections to the Redraw Principal pursuant to clause 14.13(b).

                    Redraw Principal Outstanding means, on a Determination Date, an amount equal to:

                    (a) the aggregate of all Redraw Drawings previously made or to be made on the immediately following Payment Date; less

                    (b) the aggregate amount of all Redraw Principal previously paid under clause 14.14(b) to the Redraw Facility Provider; less

                    (c) the amount of any Redraw Principal under clause 14.14(b) to be paid to the Redraw Facility Provider on the immediately following Payment Date; less

                    (d) the amount of any Principal Charge-Offs allocated to the Redraw Principal Outstanding under clause 14.14A(b)(iv) on that Determination Date which will not be reimbursed on the immediately following Payment Date under clause 14.10(a); less

                    (e) (without double counting any Principal Charge-Offs) any Carryover Principal Charge-Offs in respect of the Redraw Principal Outstanding which have not been reimbursed on or before the immediately following Payment Date under clause 14.10(b).

                    Redraw Shortfall means, on a Determination Date, the amount (if any) by which the Principal Collections (as calculated on that Determination Date and prior to taking into account any Redraw Drawings to be made on the next Payment Date and the proceeds of any Redraw Notes to be issued on the next Payment Date) are insufficient to meet in full any Redraws made by the Seller during the immediately preceding Collection Period which are repayable to the Seller pursuant to clause 14.13(a).

                    Relevant Parties means each of the Global Trust Manager, the Seller, the Servicer, the Security Trustee, the Calculation Agent, each Paying Agent, the Note Trustee, each Counterparty, the Redraw Facility Provider and the Liquidity Facility Provider.

                    Required Payments means the aggregate of the priority payments in paragraphs (a) to (h) inclusive of clause 14.8 calculated by the Global Trust Manager on each Determination Date under clause 14.8.

                    Required Credit Rating means in respect of:

                    (a) S&P, either a short term rating of A-1+ or a long term rating of AA (as the case may be) or such other rating agreed between the Global Trust Manager and S&P and notified to the Issuer Trustee; and

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                    (b)  Moody's, P-1 or such other rating agreed between the
                         Global Trust Manager and Moody's and notified to the Issuer Trustee; and

                    (c) any other Current Rating Agency, a rating acceptable to that Current Rating Agency.

                    Sale Agreement means the agreement entitled "National RMBS Trust 2004-1 Sale Agreement" dated on or about the date of this deed between the Seller and the Issuer Trustee.

                    Secured Money has the meaning given to it in the Deed of Charge for the Trust.

                    Secured Property has the meaning given to it in the Deed of Charge for the Trust.

                    Securities Act means the Securities Act of 1933 (US).

                    Servicer's Collections means any and all amounts in the nature of a fee, charge or expense (however described) paid by a Debtor under or in connection with a Purchased Mortgage Loan during the life of, or on prepayment or repayment of, that Purchased Mortgage Loan, in each case as determined by the Servicer and notified to the Global Trust Manager and the Issuer Trustee.

                    Stated Amount:

                    (a) has, in relation to a Class A-1 Note and a Class A-3 Note, the same meaning as in the Class A Note Conditions;

                    (b) means, in relation to an A$ Note on any Determination Date, an amount equal to:

                         (i) the Invested Amount of that A$ Note on that Determination Date; less

                         (ii) the amount of any Principal Charge-Offs to be
                              allocated to that A$ Note under clause 14.14A on that Determination Date which will not be reimbursed on the immediately following Payment Date under clause 14.10(a)(iv) (in the case of a Redraw Note), clause 14.10(a)(ii) (in the case of a Class A-2 Note) or clause 14.10(c) (in the case of a Class B Note); less

                         (iii) (without double counting any Principal
                              Charge-Offs) any Carryover Principal Charge-Offs in respect of that A$ Note which have not been reimbursed on or before the immediately following Payment Date under clause 14.10(b)(iv) (in the case of a Redraw Note), clause 14.10(b)(ii) (in the case of a Class A-2 Note) or clause 14.10(d) (in the case of a Class B
                              Note).

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                    Support Facilities includes, in addition to those items
                    set out in the Definitions Schedule:

                    (a)  the Basis Swap;

                    (b)  the Fixed Rate Swap; and

                    (c)  each Currency Swap.

                    TARGET means the Trans-European Automated Real-time Gross Settlement Express Transfer System.

                    TARGET Settlement Date means any day on which TARGET is open for business.

                    Tax Account means an account with an Eligible Bank established and maintained in the name of the Issuer Trustee and in accordance with the terms of the Master Trust Deed, which is to be opened by the Issuer Trustee when directed to do so by the Global Trust Manager in writing.

                    Tax Amount means, in respect of a Payment Date, the amount (if any) of Tax that the Global Trust Manager reasonably determines will be payable in the future by the Issuer Trustee in respect of the Trust and which accrued during the immediately preceding Collection Period.

                    Tax Shortfall means, in respect of a Payment Date, the amount (if any) determined by the Global Trust Manager to be the shortfall between the aggregate Tax Amounts determined by the Global Trust Manager in respect of previous Payment Dates and the amounts set aside under clause 14.8(h) on previous Payment Dates.

                    Title Perfection Event means in respect of the Trust:

                    (a) the Seller ceases to have a long term rating of at least BBB in the case of S&P and at least Baa2 in the case of Moody's;

                    (b) the occurrence of an Insolvency Event in respect of the Seller;

                    (c) the Seller or the Servicer fail to pay Collections in respect of that Trust to the Issuer Trustee or as the Issuer Trustee directs within 3 Business Days of the due date for payment;

                    (d) if the Seller is also the Servicer in respect of the Trust, a Servicer Termination Event occurs in respect of the Trust;

                    (e) if the Seller is a Counterparty under the Basis Swap and/or the Fixed Rate Swap in respect of the Trust, the Seller fails to make any payment due under the Basis Swap or Fixed Rate Swap and such failure:

                         (i) has or will have, as reasonably determined by the Issuer Trustee, a Material Adverse Effect; and

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                         (ii) is not remedied by the Seller within 20 Business
                              Days of notice thereof being delivered to the Seller by the Global Trust Manager or the Issuer Trustee;

                    (f) a representation, warranty or statement by or on behalf of the Seller in a Transaction Document in respect of that Trust or a document provided under or in connection with such Transaction Document is not true or is misleading when repeated and such false or misleading representation, warranty or statement:

                         (i) has or will have, as reasonably determined by the Issuer Trustee, a Material Adverse Effect; and

                         (ii) is not remedied by the Seller within 20 Business
                              Days (or such longer period as the Issuer
                              Trustee may agree to) of notice thereof being delivered to the Seller by the Global Trust Manager or the Issuer Trustee;

                    (g) where the Seller is also acting as the Servicer, and in that capacity, has custody of the Mortgage Title Documents in accordance with the Servicing Agreement, the occurrence of an event referred to in clause 4.8 of the Servicing Agreement; or

                    (h) any other event specified in the Sale Agreement in respect of the Trust as a Title Perfection Event.

                    Transfer means, in relation to a Mortgage, a duly executed land titles office transfer form, in registrable form which, upon registration would be effective to transfer the legal title to that Mortgage to the Issuer Trustee.

                    Threshold Rate means the sum of the minimum interest rates required to be set on the Housing Loans forming part of the Purchased Mortgage Loans which will ensure that the Issuer Trustee has sufficient funds available to meet its obligations under the Transaction Documents (assuming that all parties comply with their obligations under such documents and such Housing Loans) and taking into account Housing Loans where the Seller does not have the discretion under the Loan Agreement to vary the interest rate of that Housing Loan and moneys held in Authorised Investments where the yield is determined externally and not by the Servicer.

                    Total Available Income means, on a Determination Date, the amount calculated in accordance with clause 14.7 on that Determination Date.

                    Total Invested Amount means, on any Determination Date, the aggregate A$ Equivalent of the Invested Amount of the relevant Notes on that Determination Date.

                    Transaction Documents means in respect of the Trust:

                    (a) the Master Trust Deed (insofar as it applies to the Trust);

                    (b) the Definitions Schedule (insofar as it applies to the Trust);

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                                                                             19
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                    (c)  the Notice of Creation of Trust in respect of the
                         Trust;

                    (d)  this deed;

                    (e) the Servicing Agreement (insofar as it applies to the Trust);

                    (f) the Master Security Trust Deed (insofar as it applies to the Trust);

                    (g)  the Deed of Charge;

                    (h)  each Support Facility;

                    (i)  the Note Trust Deed;

                    (j)  the Agency Agreement;

                    (k)  the Delegation Deed;

                    (l)  the Sale Agreement;

                    (m)  the Offer to Sell;

                    (n)  each Note;

                    (o)  the Underwriting Agreement;

                    (p)  the Dealer Agreement; and

                    (q) such other documents as may be agreed from time to time between the Issuer Trustee and the Global Trust Manager.

                    Trust means the National RMBS Trust 2004-1.

                    US$ or US Dollars means the lawful currency of the United States of America.

                    US$ Class A-1 Currency Swap means each swap transaction entered into pursuant to a US$ Class A-1 Currency Swap Agreement, the form of confirmation for which is substantially in the form set out in schedule 1 to the relevant US$ Class A-1 Currency Swap Agreement.

                    US$ Class A-1 Currency Swap Agreement means each ISDA Master Agreement, the schedule to it, each confirmation issued under it, and any credit support annex into in connection with it between a US$ Class A-1 Currency Swap Provider, the Issuer Trustee and the Global Trust Manager.

                    US$ Class A-1 Currency Swap Provider means each of Societe Generale Australia Branch and The Royal Bank of Scotland plc and any other person who subsequently enters into a US$ Class A-1 Currency Swap with the Issuer Trustee and the Global Trust Manager.

                    Underwriting Agreement means the agreement entitled "Underwriting Agreement" between the Issuer Trustee, the Global

                                                                             20
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                    Trust Manager, the Seller and Deutsche Bank Securities
                    Inc. (as representative for the underwriters named in it).

                    Unit Register has the meaning given to it in clause
                    3.7(a).

                    Waiver of Set-Off in relation to a Housing Loan means a provision, in the related Mortgage or Loan Agreement or otherwise, by which, inter alia, the Debtor agrees to make all payments in respect of the Housing Loan without set-off or counterclaim unless prohibited by law.

Transaction Document
                    1.2 This deed is a Transaction Document for the purposes of the Master Trust Deed.

Limited to Trust
                    1.3 The rights and obligations of the parties under this deed relate only to the Trust (as defined in this deed), and do not relate to any other Trust (as defined in the Definitions Schedule).

Definitions and consistency
                    1.4 Terms which are defined in this deed apply to the Trust only. Capitalised terms used but not defined in this deed have the meanings given to them in the Definitions Schedule. In the event of any inconsistency between a term defined in this deed and a term defined in the Definitions Schedule, the term defined in this deed will prevail. In the event of any inconsistency between a provision of this deed and a provision of any other Transaction Document, the provision of this deed shall prevail.

                    1.5 Subject to clause 1.6, clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are deemed to be incorporated in this deed as if set out in full in it.

                    1.6 If after the date of this deed any amendment is made to the Definitions Schedule, such amendment shall apply to this deed only if each party to this deed so agrees and if the amendment is made in a manner consistent with clause 28 of the Master Trust Deed.

Master Security Trust Deed
                    1.7  The Master Security Trust Deed applies to the Trust.

Register
                    1.8 The Register in respect of the A$ Notes issued in respect of the Trust is to be maintained in accordance with Schedule 1. The Register will be maintained in respect of A$ Notes only and all references in Schedule 1 to "Notes" are to be construed accordingly.

Transfer of Notes
                    1.9 A transfer of A$ Notes of the Trust shall be effected in accordance with clause 8.12 and with Schedule 2. All references in Schedule 2 to "Notes" are to be construed as references to "A$ Notes".

Reporting Statement
                    1.10 The Reporting Statement in respect of the Trust shall contain (amongst other things) the following details:

                                                                             21
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                         (a)  the Total Invested Amount and the Aggregate Stated
                              Amount of each class of Notes as calculated on the related Determination Date;

                         (b) each A$ Note Interest Rate, the A$ Class A-1 Interest Rate and the A$ Class A-3 Interest Rate for the related Interest Period;

                         (c) the interest payments and principal distributions on each class of Notes in respect of the related Payment Date;

                         (d) the Total Available Income as calculated on the related Determination Date;

                         (e) the aggregate Outstanding Principal Balance of the Housing Loans forming part of the Purchased Mortgage Loans as at the close of business on the last day of the related Collection Period;

                         (f) the delinquency and loss statistics with respect to the Mortgage Loans as at the close of business on the last day of the related Collection Period;

                         (g) the Redraw Shortfall, if any, calculated on the related Determination Date;

                         (h) the amount of any shortfall in Total Available Income as calculated on the related Determination Date;

                         (i) the amount of any Liquidity Drawing, to be made on the related Payment Date;

                         (j) the amount of Principal Collections that are available for distribution on the related Payment Date;

                         (k) the Redraw Note Principal, if any, in respect of the related Payment Date;

                         (l) the amount of any Principal Draw, to be made on the related Payment Date;

                         (m) the Principal Charge-Offs and the Carryover Principal Charge-Offs for each class of Notes and the Redraw Facility; and

                         (n) any other items of information applicable to the Notes and the related Determination Date or Payment Date.

Definitions Schedule
                    1.11 For the purposes of the Definitions Schedule:

                         (a) the Class A Notes and the Redraw Notes are "Senior Notes";

                         (b)  the Class A Noteholders and the Redraw
                              Noteholders are "Senior Noteholders";

                         (c)  the Class B Notes are "Junior Notes";

                                                                             22
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                         (d)  the Class B Noteholders are "Junior
                              Noteholders".

                    1.12 For the purposes of the Trust the Global Trust
                         Manager confirms that it has requested each of S&P and Moody's to rate the Notes.

Support Facilities
                    1.13 For the purposes of the Definitions Schedule and the
                         Deed of Charge, each Support Facility is a "Support Facility".

Master Trust Deed
                    1.14 The Global Trust Manager and the Issuer Trustee agree that, for the purposes of the Trust the Master Trust Deed is amended as follows:

                         (a) Clause 19 is deleted and replaced with the following:

                              "(a) Subject to paragraph (b), the recourse of the Issuer Trustee, the Global Trust Manager and any creditor (including, without limitation, any Secured Creditor) in respect of a Trust is limited to the Assets of that particular Trust.

                              (b) Paragraph (a) does not limit the rights of any Secured Creditor under clause 33 (or any similar provision in any Transaction Document) or any other provision in any Transaction Document entitling a Secured Creditor to exercise its rights or to take proceedings in respect of the Trust."; and

                         (b)  A new clause 14.7(r) is added as follows:

                              "(r) assist the Issuer Trustee and the Seller to take the steps required under clause
                                    6.2 of the Sale Agreement."

                    1.15 The parties to the Transaction Documents agree that
                         the Code of Banking Practice 2003 does not apply to any Transaction Document or any transaction or service under any Transaction Document.



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                                                                             23
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PART 2 - THE TRUST AND ITS ASSETS
2   Trust
-------------------------------------------------------------------------------
Name of Trust

                    2.1 The Trust to which this deed applies will be known as the "National RMBS Trust 2004-1".

Determination of final Payment Date
                    2.2 The Issuer Trustee must, as soon as practicable following the Termination Date of the Trust, declare on the direction of the Global Trust Manager, a date ("Final Termination Date") (which, if Notes have been issued and have not then been redeemed (or deemed to be redeemed) in full, must be a Payment Date and must not be the next Payment Date immediately after the declaration if the Determination Date in relation to that Payment Date has then passed), being a date by which the Issuer Trustee, on the instruction of the Global Trust Manager, reasonably believes that the sale and distribution of the Assets of the Trust will be completed in accordance with this clause 2. Based on the direction of the Global Trust Manager, the Issuer Trustee may substitute another date as the Final Termination Date (which, if the Notes have not been redeemed in full, must be a Payment Date) if it, on the instruction of the Global Trust Manager, reasonably believes that the Assets will not in fact be sold and distributed by the then Final Termination Date.

Realisation of Assets of the Trust
                    2.3 Subject to clause 2.2, upon the occurrence of the Termination Date of the Trust, the Issuer Trustee, at the direction of the Global Trust Manager, must sell and realise the Assets of the Trust (and, in relation to the sale (other than pursuant to clause 2.5) of any Mortgage Loans forming part of the Assets of the Trust, the Global Trust Manager must obtain appropriate expert advice prior to the sale) and such sale (so far as is reasonably practicable and reasonably commercially viable) must be completed within 180 days of the Termination Date of the Trust provided that during the period of 180 days from that Termination Date:

                         (a) the Global Trust Manager must not direct the Issuer Trustee to sell the Mortgage Loans at less than an amount equal to the Repurchase Price of the Housing Loans which comprise part of the Mortgage Loans that then form part of the Assets of the Trust;

                         (b) the Global Trust Manager must not direct the Issuer Trustee to sell any Mortgage Loans unless the sale is on terms in accordance with clause 2.4; and

                         (c) the Global Trust Manager must not direct the Issuer Trustee to sell any Mortgage Loans unless it has first offered the Mortgage Loans for sale to the Seller or its nominee in accordance with clause 2.5 and the Seller or its nominee has either not accepted that offer within 90 days of that Termination Date or has accepted that offer but not paid the consideration due by the time required pursuant to clause 2.5.

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                                                                             24
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Conditions of Sale during 180 days
                    2.4 The Issuer Trustee must not conclude a sale pursuant to clause 2.3 (other than pursuant to clause 2.5) unless:

                         (a) any Mortgage Loans sold pursuant to that sale are assigned in equity only (unless the Issuer Trustee already holds legal title to such Mortgage Loans);

                         (b) the sale is expressly subject to the Servicer's rights to be retained as Servicer of the Mortgage Loans in accordance with the terms of this deed; and

                         (c) the sale is expressly subject to the rights of the Seller Trust in respect of those Mortgage Loans pursuant to this deed and the Seller's rights (as beneficiary of the Seller Trust) in respect of those Mortgage Loans pursuant to this deed.

Right of refusal
                    2.5  (a)  On the Termination Date of the Trust, the Issuer
                              Trustee is deemed to irrevocably offer to extinguish in favour of the Seller, its entire right, title and interest in the Mortgage Loans forming part of the Assets of the Trust in return for the payment to the Issuer Trustee of an amount equal to the Repurchase Price (as at the Termination Date of the Trust) of the Housing Loans which comprise part of the Mortgage Loans then forming part of the Assets of the Trust.

                         (b) The Seller may verbally accept the offer referred to in clause 2.5(a) within 90 days after the Termination Date of the Trust and having accepted the offer, must pay to the Issuer Trustee, in immediately available funds, the amount referred to in clause 2.5(a) by the expiration of 180 days after the Termination Date of the Trust. If the Seller accepts such offer, the Issuer Trustee must execute whatever documents the Seller reasonably requires to complete the extinguishment of the Issuer Trustee's rights, title and interest in the Mortgage Loans then forming part of the Assets of the Trust.

                         (c) The Issuer Trustee must not sell any Mortgage Loans referred to in clause 2.5(a) unless the Seller has failed to accept the offer referred to in clause 2.5(a) within 90 days after the Termination Date of the Trust or, having accepted the offer, has failed to pay the amount referred to in clause 2.5(a) by the expiration of 180 days after the Termination Date of the Trust.

Sale at lower price
                    2.6 If, after the expiration of the period of 180 days from the Termination Date of the Trust, the Issuer Trustee has not sold the Mortgage Loans which form part of the Assets of the Trust for the amount determined in accordance with clause 2.3(a), the Issuer Trustee may proceed to sell such Mortgage Loans free from the prohibition contained in clause 2.4(a) and may, if necessary, sell such Mortgage Loans on the terms set out in clause 2.7 if the terms of that clause are satisfied. If any Mortgage Loans are sold for less than the price for those Mortgage

                                                                             25
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                         Loans determined in accordance with clause 2.5(a),
                         then any such shortfall must be allocated as provided for in clause 2.11.

Conditions of sale after 180 days
                    2.7 Upon the expiration of the period of 180 days from the Termination Date of the Trust, the Issuer Trustee may, if necessary (in its reasonable opinion) sell the Mortgage Loans forming part of the Assets of the Trust for an amount which is less than the Repurchase Price of the Housing Loans which comprise part of the Mortgage Loans and, in that case, the Issuer Trustee shall:

                         (a) take all necessary steps to protect the Issuer Trustee's interest in, and title to, the Mortgage Loans;

                         (b) terminate the rights and obligations of the Servicer in respect of those Mortgage Loans; and

                         (c) sell the legal and beneficial ownership in such Mortgage Loans to the prospective purchaser free of the Seller Trust and all rights of the Seller to repurchase such Mortgage Loans in accordance with this deed.

Further conditions of sale after 180 days
                    2.8 If the Issuer Trustee sells the Mortgage Loans forming part of the Assets of the Trust pursuant to clause 2.7, the Issuer Trustee must include as a condition of the sale that the purchaser will:

                         (a) consent to the granting in favour of the Seller of mortgages and other Security Interests subsequent to the Mortgages assigned to the purchaser;

                         (b) enter into priority agreements with the Seller, in the form then specified in the Servicing Procedures, limiting the priority of the Mortgages and Collateral Securities assigned to the purchaser over any subsequent mortgages and other Security Interests held by the Seller to the then principal outstanding of the relevant Housing Loan and any interest fees and expenses on this amount; and

                         (c) use reasonable endeavours to obtain the consent of the providers of Mortgages and Collateral Securities assigned to the purchaser, and any other relevant person, to the grant of subsequent mortgages and other Security Interests to the Seller.

Procedures pending winding-up
                    2.9 During the period commencing on the Termination Date of the Trust and ending on the Final Termination
                         Date:

                         (a) the Issuer Trustee, the Servicer and the Global Trust Manager must continue to perform their respective roles in accordance with the Master Trust Deed and this deed in respect of the Assets of the Trust;

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                                                                             26
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                         (b)  all Collections (if any) must continue to be
                              deposited in the Collections Account in
                              accordance with this deed;

                         (c) all proceeds arising from the sale of Assets of the Trust must be deposited into the Collections Account; and

                         (d) the Issuer Trustee must continue to make all payments determined and directed by the Global Trust Manager as required to be made in accordance with this deed.

Costs on winding-up of the Trust
                   2.10 On the Determination Date (if applicable) prior to the Final Termination Date, the Global Trust Manager (in consultation with the Issuer Trustee) must in respect of the Trust make provision for all Taxes, costs, charges, expenses, claims and demands anticipated to become payable after the Final Termination Date in connection with or arising out of the administration or winding up of the Trust, including the fees of any consultants whom the Issuer Trustee, the Seller, the Servicer, the Security Trustee or the Global Trust Manager have employed in connection with the administration or winding up of the Trust. Such costs (if any) will be treated as an Expense of the Trust by the Global Trust Manager in making its determinations as to payments to be made on the Final Termination Date in accordance with clause 2.11.

Calculation of Final Distributions
                   2.11 Prior to the Final Termination Date, the Global Trust Manager must determine how the amounts (if any) standing to the credit of the Collections Account are to be distributed and must make such determination in accordance with the provisions of this deed for payments and allocations of any Principal Collections and Finance Charge Collections. After making such determinations the Global Trust Manager must notify the Issuer Trustee of the allocations and payments to be made on the Final Termination Date.

Final Distributions
                   2.12 On the Final Termination Date determined under clause 2.2, the Issuer Trustee must make the payments that the Global Trust Manager directs it to make pursuant to clause 2.11.

United States trade and business covenant
                   2.13 The Global Trust Manager undertakes that it will not direct the Issuer Trustee to:

                         (a) engage in any activities in the United States (directly or through its agents);

                         (b) do anything that would cause the Trust to derive any income from sources within the United States (as determined under U.S. federal income tax principles); and

                         (c) hold any mortgaged property that would cause the Trust to be engaged or deemed to be engaged in a trade or business within the United States (as determined under U.S. federal income tax principles).


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                                                                             27
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3     Entitlement of Beneficiaries
-------------------------------------------------------------------------------
Issue of Units
                   3.1 The beneficial interest in the Trust is, on the date of this deed, represented by the issue of:

                         (a)  ten Residual Capital Units; and

                         (b)  one Residual Income Unit,

                         to the Residual Capital Unitholders and the Residual Income Unitholder, respectively, pursuant to the Notice of Creation of Trust.

                   3.2 The Global Trust Manager must evidence the issue of the Units referred to in clause 3.1 by entering each Unitholder's name in the Unit Register.

                   3.3 The holder of each Residual Capital Unit and the holder of each Residual Income Unit, issued in accordance with this clause and the Notice of Creation of Trust, hold the beneficial interest in the Trust in accordance with the Master Trust Deed and this deed.

                   3.4 A failure by the Issuer Trustee to issue a Residual Income Unit does not affect the Residual Income Unitholders' rights as beneficiary of the Trust under the Master Trust Deed and this deed.

Residual Capital Unit
                   3.5   (a)  The issue price of each Residual
                              Capital Unit issued in accordance
                              with the Notice of Creation of
                              Trust was the amount of A$5.

                         (b)  The issue price received by the
                              Issuer Trustee in respect of
                              Residual Capital Units must be set
                              aside and retained by the Issuer
                              Trustee and must only be applied
                              towards payment of redemption price
                              amounts under paragraph (f).

                         (c)  The beneficial interest held by the
                              holder of a Residual Capital Unit
                              is limited to the Trust and each
                              Asset of the Trust (other than any
                              Asset of the Trust held on trust
                              for the holders of Residual Income
                              Units under clause 3.6) subject to
                              and in accordance with the Master
                              Trust Deed and this deed.

                         (d)  The holder of a Residual Capital
                              Unit has no right to receive
                              distributions in respect of the
                              Trust other than the right to
                              receive on the Final Termination
                              Date the issue price paid for the
                              Residual Capital Unit in accordance
                              with paragraph (a) and the entire
                              beneficial interest of the Trust
                              subject to the rights of holders of
                              Residual Income Units.

                         (e)  Residual Capital Units may not be
                              redeemed or transferred without the
                              written consent of the Issuer
                              Trustee and the Global Trust
                              Manager if the transfer or
                              redemption would have an Adverse
                              Rating Effect, an Adverse Effect or
                              would lead to the Trustee incurring
                              any actual or potential Tax
                              liability, or being consolidated
                              with any group.

                                                                             28
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                        (f)   Subject to paragraph (e), the
                              holder of a Residual Capital Unit
                              may request the redemption of that
                              Residual Capital Unit. If the
                              Issuer Trustee and the Global Trust
                              Manager consent to the request in
                              accordance with paragraph (e), the
                              Residual Capital Unit must be
                              redeemed at a redemption price of
                              A$5 (being a repayment of the issue
                              price of the Residual Capital
                              Unit).

                        (g)   At all times there must be at least
                              one Residual Capital Unit on issue.

Residual Income Unit
                   3.6  (a)   The issue price of the Residual Income Unit
                              issued in accordance with the Notice of
                              Creation of Trust was the amount of A$5.

                        (b)   A person may, with the consent of
                              the Issuer Trustee and the Global
                              Trust Manager (whose consent may be
                              given or withheld in their absolute
                              discretion), become the holder of
                              any additional Residual Income Unit
                              by paying the issue price for the
                              Residual Income Unit.

                        (c)   The issue price of a Residual
                              Income Unit will be the amount
                              agreed between the Issuer Trustee,
                              the Global Trust Manager and the
                              person applying for such Residual
                              Income Unit.

                        (d) The beneficial interest held by the holder of a Residual Income Unit is limited to the right to receive on the Final Termination Date, repayment of the issue price paid for the Residual Income Unit under clause 3.6(a) or clause 3.6(b) (to the extent funds are available therefore) and to receive distributions under clause 14 of this deed only to the extent that funds are available for distribution to the Residual Income Unitholders, provided that the Residual Income Unitholders are entitled to receive an amount in accordance with clause 14.8(a) to enable the Global Trust Manager to comply with its obligations under clause 21.2 of the Master Trust Deed.

                        (e) The holder of a Residual Income Unit has the right to receive distributions in respect of the Trust under the Master Trust Deed and this deed only to the extent that amounts are available for distribution under the Master Trust Deed and this deed.

                        (f) Residual Income Units may not be redeemed or transferred without the written consent of the Issuer Trustee and the Global Trust Manager if the redemption or transfer would have an Adverse Rating Effect, an Adverse Effect or would lead to the Issuer Trustee incurring any actual or potential Tax liability, or being consolidated with any group

                        (g) Subject to paragraph (f), the holder of a Residual Income Unit may request the redemption of that Residual Income Unit. If the Issuer Trustee and the Global Trust Manager consent to the request in accordance with paragraph (f), the Residual Capital

                                                                             29
-------------------------------------------------------------------------------
                              Unit must be redeemed at a redemption price determined by the Global Trust Manager.

                        (h) A Residual Income Unit must not be issued to any person unless that person is also then the holder of a Residual Capital Unit. If the holder of a Residual Capital Unit is also the holder of a Residual Income Unit, that Residual Capital Unit must not be redeemed or transferred unless the holder of that Residual Capital Unit:

                              (i)    at that time ceases to be
                                     the holder of a Residual
                                     Income Unit; or

                              (ii)   continues to be the holder
                                     of one or more Residual
                                     Capital Units.

                        (i) At all times there must be at least one Residual Income Unit on issue.

Unit Register
                   3.7  (a)   The entitlement of any person to a
                              Unit will be evidenced by registration in the register maintained under this clause 3.7 (the
                              "Unit Register").

                        (b) The Global Trust Manager will keep the Unit Register at its office in a form that it considers appropriate (which may be electronic) and will enter the following particulars:

                              (i) the name and address of the holder of each Unit;

                              (ii) the date on which the name of the holder of each Unit is entered in the Unit Register;

                              (iii) the date on which the holder of a Unit ceases to be registered as the holder of that Unit;

                              (iv)   the issue price initially paid for
                                     each Unit, and the aggregate issue price of all Units from time to time; and

                              (v)    any other details which the Issuer
                                     Trustee or the Global Trust Manager may
                                     consider reasonably necessary or
                                     desirable.

                        (c) The holder of a Unit shall promptly notify the Global Trust Manager of any change of its name or address and the Global Trust Manager will alter the Unit Register accordingly.

                        (d) Without limiting clause 3.1, the interest of any holder in a Unit will be constituted by registration in the Unit Register.

                                                                             30
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Transfer of Units
                   3.8  (a)   (i)  Subject to clause 3.5(e) and 3.6(f) the
                                   holder of a Unit may transfer the Unit by instrument in writing in any form approved by the Issuer Trustee. No fee will be charged on the transfer of a Unit.

                             (ii) An instrument of transfer shall be executed by or on behalf of both the transferor and the transferee.

                             (iii) A transferor of a Unit remains the holder
                                   of the Unit transferred until the
                                   transfer is registered and the name of
                                   the transferee is entered in the Unit
                                   Register in respect of the Unit.

                        (b) The instrument of transfer of a Unit must be left for registration at the address where the Unit Register on which the Unit to which the transfer relates are registered is kept. It must be left together with any information that the Issuer Trustee properly requires to show the right of the transferor to make the transfer.

Limit on rights
                   3.9 Each Unitholder is subject to, and bound by, the provisions of the Master Trust Deed and this deed.

4       Consumer Credit Code
-------------------------------------------------------------------------------
Right of indemnity - Consumer Credit Legislation
                   4.1  (a)   Without prejudice to the right of indemnity
                              given by law to trustees, and without limiting any other provision of this deed, the Issuer
                              Trustee will be indemnified out of the Trust, free of any set-off or counterclaim against all Penalty Payments which the Issuer Trustee is required to pay personally or in its capacity as trustee of that Trust and arising in connection with the performance of its duties or exercise of its powers under the Transaction Documents in relation to the Trust.

                        (b) The Issuer Trustee's right to be indemnified in accordance with clause 4.1(a) applies notwithstanding any allegation that the Issuer Trustee has incurred any such Penalty Payment as a result of its fraud, negligence or breach of trust or any other act or omission which may otherwise disentitle the Issuer Trustee to be so indemnified. However, the Issuer Trustee is not entitled to that right of indemnity or reimbursement to the extent that there is a determination by a relevant court of negligence, fraud or breach of trust by the Issuer Trustee (provided that, until such determination, the Issuer Trustee is entitled to that right of indemnity or reimbursement but must, upon such determination, repay to the relevant Trust any amount paid to it under this clause 4.1).

                        (c) This clause 4.1 overrides any other provision of this deed.

                                                                             31
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                        (d)   The Servicer indemnifies the Issuer Trustee,
                              free of any set-off or counterclaim, against all Penalty Payments which the Issuer Trustee is required to pay personally or in its capacity as trustee of the Trust and arising in connection with the performance of its duties or exercise of its powers under the Transaction Documents in relation to the Trust. The Issuer Trustee may rely on others in relation to compliance with the Consumer Credit Code.

                        (e)   The Issuer Trustee shall call upon the
                              indemnity referred to in paragraph (d) before it calls upon the indemnity in paragraph (a). If any such claim is not satisfied within 3 Business Days of the claim being made, the Issuer Trustee may (without prejudice to its rights under any indemnity under paragraph (d)) exercise its right of indemnity referred to in paragraph (a).

Servicer
                   4.2 With effect on and from the Closing Date, National Australia Bank Limited agrees to act as the Servicer of the Purchased Mortgage Loans and undertakes to comply with the duties and obligations imposed on it under the Servicing Agreement and this deed. For the purposes of the Servicing Agreement, the Trust is a "Relevant Trust".

5       Repurchase Option
-------------------------------------------------------------------------------
Clean-Up offer
                   5.1  At least five Business Days before each Call
                        Option Date (but not later than the Termination Date) the Issuer Trustee, at the written request of the Global Trust Manager, may give notice to the Seller of an offer ("Clean-Up Offer") to re-convey the Purchased Mortgage Loans to the Seller on a Call Option Date for an amount ("Clean-Up Offer Amount") equal to (as at the last day of the immediately preceding Interest Period) the aggregate of the Repurchase Price for each Housing Loan which comprises part of the Purchased Mortgage Loans then forming part of the Assets of the Trust as determined by the Global Trust Manager.

Calculation
                   5.2 The Global Trust Manager agrees to calculate the amount described in clause 5.1 and include such amount in its request to the Issuer Trustee to make a Clean-Up
                        Offer.

Acceptance
                   5.3 Acceptance of a Clean-Up Offer may only be effected by payment in immediately available funds by the Seller to the Collections Account of the Clean-Up Offer Amount. For the avoidance of doubt, the Seller is under no obligation to accept any Clean-Up Offer.

Consent of Noteholders
                   5.4  If:

                        (a) Notes have been issued and have not been redeemed (or deemed to be redeemed) on or before a Call Option Date; and

                                                                             32
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                        (b)   the Clean-Up Offer Amount is less than the
                              amount which is sufficient to ensure that the Issuer Trustee can redeem the Total Invested Amount of all Notes (as at the Determination
                              Date immediately preceding the Call Option Date) in full,

                        the Issuer Trustee must, prior to giving notice to the Seller, obtain the consent by way of an Extraordinary Resolution of the Noteholders in favour of making a Clean-Up Offer for the Aggregate Stated Amount (without double counting) of all Notes.

Reconveyance
                   5.5 Upon receipt of the Clean-Up Offer Amount by the Issuer Trustee in immediately available funds:

                        (a) the Issuer Trustee's entire right and interest in the Purchased Mortgage Loans is automatically extinguished; and

                        (b) the Issuer Trustee must apply the Clean-Up Offer Amount towards the redemption of the A$ Notes in accordance with clause 8.16 of this deed and the redemption of the Class A-1 Notes and Class A-3 Notes in accordance with the Class A Note Conditions.

Clean-Up Amount
                   5.6  Where:

                        (a) the Total Invested Amount of all Notes on any Determination Date is less than or equal to 10% of the A$ Equivalent of the aggregate of the Initial Invested Amount of all Notes; and

                        (b) the Issuer Trustee has not been directed by the Global Trust Manager to redeem all of the Notes outstanding on the next Payment Date or the Issuer Trustee has been directed by the Global Trust Manager to redeem all of the Notes on the next Payment Date but the Issuer Trustee has insufficient funds on that Payment Date to do so, then the Global Trust Manager must, on that Payment
                        Date:

                        (i) calculate the Clean-Up Amount as at the Determination Date immediately preceding that Payment Date;

                        (ii) notify the Seller, the Issuer Trustee and each Current Rating Agency of the Clean-Up Amount and the method of its calculation; and

                        (iii) direct the Issuer Trustee to:

                              (A) as soon as practicable, establish in the name of the Issuer Trustee a bank account with an Eligible Bank;

                              (B)   deduct an amount equal to the Clean-Up
                                    Amount as at that Determination Date
                                    from the amount (if any) payable to the
                                    Residual Income Unitholders under
                                    clause 14.10(f) on that Payment Date; and



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                                                                             33
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                              (C)   deposit the amount deducted in accordance
                                    with clause 5.6(iii)(B) into the Clean-Up
                                    Account and hold that amount on trust for the Residual Income Unitholders until that amount is repaid to the Residual
                                    Income Unitholders in accordance with
                                    clause 5.7.

                   5.7 The Issuer Trustee must only withdraw any amount standing to the credit of the Clean-Up Account:

                        (a) if, on any Determination Date after the first Payment Date referred to in clause 5.6(i), the Issuer Trustee determines that Extraordinary Expenses have been incurred by the Issuer Trustee during the immediately preceding Collection Period, to meet in whole or in part the payment or satisfaction of such Extraordinary Expenses on the next Payment Date; and

                        (b)   upon the first to occur of:

                              (i)   the date on which all Notes have been
                                    fully and finally redeemed in accordance with the Master Trust Deed and this deed; and

                              (ii)  the Termination Date of the Trust,

                        to pay the amount standing to the credit of the Clean-Up Account to the Residual Income Unitholders.

                   5.8 The Global Trust Manager must, on each Payment Date, notify the Residual Income Unitholders of any withdrawal made by the Issuer Trustee under clause 5.7.

Purchase of Defaulted Loans
                   5.9 Subject to clause 5.10, the Servicer may at its option (but in no circumstances is obliged to) from time to time offer to the Issuer Trustee to purchase from the Issuer Trustee a Purchased Mortgage Loan in respect of which default in payment of any amount due in respect of the related Housing Loan has occurred and has continued for a period of 90 consecutive days or more. If the Servicer makes any such offer, the price that it must pay to the Issuer Trustee in respect of a Purchased Mortgage Loan is an amount equal to the Repurchase Price of the Housing Loan comprising part of that Purchased Mortgage Loan. Upon payment of that amount, any right, title and interest of the Issuer Trustee is extinguished in favour of the Servicer and the Issuer Trustee must execute whatever documents the Servicer requires to complete such extinguishment.

                   5.10 The Servicer must not exercise the option contained in clause 5.9 in respect of a Purchased Mortgage Loan unless:

                        (a) the Repurchase Price of the Housing Loan comprising part of that Purchased Mortgage Loan is at least equal to the then Unpaid Balance of the Housing Loan that comprises part of that Purchased Mortgage Loan; and

                                                                             34
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                        (b)   the aggregate of the Repurchase Price of all
                              Purchased Mortgage Loans which have been purchased by the Servicer pursuant to the option in clause 5.9 does not exceed 10% of the aggregate Outstanding Principal Balance of all Housing Loans referable to the Purchased
                              Mortgage Loans on the Closing Date.

                        This clause does not affect the Servicer's ability to purchase a Purchased Mortgage Loan from the Issuer Trustee pursuant to a Clean Up Offer.

6       Mortgage Loans
-------------------------------------------------------------------------------
Requirement to satisfy
                   6.1 Each Mortgage Loan to be purchased by the Issuer Trustee must be a Qualifying Mortgage Loan.

                   6.2 The Issuer Trustee is not required to investigate whether any Mortgage Loan is a Qualifying Mortgage Loan and is not liable to any person in any manner whatsoever if any Mortgage Loan is not a Qualifying Mortgage Loan.

                                                                             35
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PART 3 - THE NOTES

7       Purpose
-------------------------------------------------------------------------------
Purpose
                    7.1  (a)  Subject to clause 7.2, the Issuer Trustee must,
                              as directed by the Global Trust Manager, use the proceeds of all Notes (other than Redraw Notes) and all payments received from each Currency
                              Swap on the Closing Date to fund the acquisition of Mortgage Loans (or to fund Authorised Investments to be acquired with any surplus of the proceeds and payments over the amount required to fund the acquisition of the Mortgage Loans, such surplus created due to the size of the parcels of Notes to be issued) or for any other purpose agreed between the Issuer Trustee and the Global Trust Manager (and which each Current Rating Agency confirms in writing will not have an Adverse Rating Effect).

                         (b) The Issuer Trustee must, as directed by the Global Trust Manager, use the proceeds of all Redraw Notes to meet the Issuer Trustee's obligations in respect of the reimbursement of Redraws and the repayment of the Redraw Principal Outstanding in accordance with clause
                              8.3. Any surplus of the proceeds of issue over the amounts required to meet such obligations created due to the size of the parcels of Notes to be issued is to be distributed in accordance with clause 14.13.

Criteria
                    7.2 Notwithstanding any other provision of the Transaction Documents in respect of the Trust, the Global Trust Manager must not direct the Issuer Trustee to issue Notes under this deed to acquire, or invest in, any Mortgage Loans or to reimburse the Seller in respect of Redraws unless such Mortgage Loans are Qualifying Mortgage Loans. In this regard, the Global Trust Manager is entitled to rely upon a representation and warranty from the Seller that such Mortgage Loans are Qualifying Mortgage Loans.

General
                    7.3 The Issuer Trustee (at the direction of the Global Trust Manager) may issue Notes, for the purposes set out in clause 7.1 in accordance with this deed.

8    Terms of issue of the Notes
-------------------------------------------------------------------------------
Notes to be issued
                    8.1 The Issuer Trustee will, subject to satisfaction of the conditions precedent described in clause 9.1 of the Master Trust Deed, and on the direction of the Global Trust Manager, issue five classes of Notes as follows:

                         (a)  the Class A-1 Notes;

                         (b)  the Class A-2 Notes;

                                                                            36
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                         (c)  the Class A-3 Notes;

                         (d)  the Class B Notes; and

                         (e)  the Redraw Notes.

Form, constituent documents and denomination of the Notes
                    8.2  (a)  (Class A-1 Notes and Class A-3 Notes): The Class
                              A-1 Notes and Class A-3 Notes will be:

                              (i)  in book-entry form, without coupons;

                              (ii) upon issue represented by one or more
                                   Book-Entry Notes (and interests in such
                                   Book-Entry Notes may be exchanged for
                                   Definitive Notes in the circumstances set out in the Note Trust Deed); and

                              (iii) constituted, issued and authenticated
                                    pursuant to the Note Trust Deed and will be denominated in US$ or (euro), as the case may be.

                         (b) (A$ Notes): The A$ Notes will, upon issue, be in the form of registered debt securities, will be constituted pursuant to the Master Trust Deed and this deed and will be denominated in A$. The A$ Notes are direct, secured, limited recourse obligations of the Issuer Trustee and (in the case of the Class B Notes only) are subordinated in the manner set out in this deed. Each of the Class A-2 Notes, the Class B Notes and the Redraw Notes rank equally and rateably with, and without any preference or priority among, the other Notes in their Class.

Issue of Redraw Notes
                    8.3  If the Issuer Trustee receives:

                         (a)  a notice from the Global Trust Manager; and

                         (b) written confirmation from each Current Rating Agency that the proposed issue of Redraw Notes will not result in an Adverse Rating Effect,

                         the Issuer Trustee must, on the Payment Date referred to in the notice, issue Redraw Notes up to the amount specified in the notice and at the A$ Note Margin specified in the notice.

                    8.4 The Global Trust Manager may give such notice to the Issuer Trustee if, on or prior to a Determination Date, the Global Trust Manager considers that the Principal Collections to be calculated on the relevant Determination Date (disregarding any proposed issue of Redraw Notes on the immediately following Payment Date) (as estimated by the Global Trust Manager) are likely to be insufficient to meet in full the aggregate of any Redraws provided by the Seller during the preceding Collection Periods and due to be repaid or reimbursed to the Seller pursuant to clause 14.13(a) on the immediately following Payment Date. Where the relevant calculations are made by the Global Trust Manager before the relevant Determination Date, such calculations and

37
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                         amounts will be the Global Trust Manager's estimate,
                         as at the date of calculation, of such calculations and amounts.

                         The Total Invested Amount of the Redraw Notes outstanding on any Determination Date must not exceed the amount specified by the Global Trust Manager and which is the subject of the confirmation referred to in clause 8.3(b) from each Current Rating Agency.

Initial Invested Amount of the Notes
                    8.5  (a)  (Class A-1 Notes and Class A-3 Notes): Each Class
                              A-1 Note and Class A-3 Note on its issue will have an Initial Invested Amount as set out on the face of that Class A-1 Note or Class A-3
                              Note and will be issued at par value.

                         (b)  (A$ Notes): Each A$ Note on its
                              issue will have an Initial Invested Amount of $500,000 and will be issued at par value.

Interest on the Class A-1 Notes and Class A-3 Notes
                    8.6 Each Class A-1 Note and Class A-3 Note will accrue interest, and such interest will be calculated and payable, in accordance with the Class A Note Conditions.

Interest on the A$ Notes
                    8.7  (a)  Each Class A-2 Note and each Class B Note and
                              any Redraw Note will have interest payable in respect of each Interest Period calculated:

                              (i) at the A$ Note Interest Rate for that A$ Note for that Interest Period;

                              (ii) on the Invested Amount of that A$ Note
                                   on the first day of that Interest Period
                                   (after taking into account any reduction in the Invested Amount of that A$ Note on that day); and

                              (iii) on the basis of the actual number of
                                    days in that Interest Period and a year of 365 days,

                              and payable in arrears on each Payment Date.

                         (b) Each A$ Note will cease to accrue interest from the date upon which the A$ Note is redeemed in accordance with clause 8.9(c), unless upon such date, payment is improperly withheld or refused in which case the A$ Note will continue to accrue interest in accordance with this deed (both before and after judgment) until but excluding the earlier of the day on which all sums due in respect of the A$ Note up to that day are received by or on behalf of the relevant Noteholder and the seventh day after notice is given to the Noteholder that such payment will be made, provided that such payment is in fact made on that day.

Overdue interest
                    8.8  (a)  (Class A-1 Notes and Class A-3 Notes): If
                              interest is not paid in respect of a Class A-1 Note or a Class A-3 Note on the date


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                                                                            38
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                              when due and payable in accordance with the
                              Class A Note Conditions, the unpaid interest will in turn bear interest in accordance with the Class A Note Conditions.

                         (b) (A$ Notes): If any interest is not paid in respect of an A$ Note on the date when due and payable in accordance with this deed (but without regard to any limitation herein contained) that unpaid interest will in turn bear interest at the A$ Note Interest Rate from time to time applicable for the relevant A$ Note until (but excluding) the date on which the unpaid interest is paid in accordance with clause 14.8(f).

Redemption
                    8.9  (a)  (Class A-1 Notes and Class A-3 Notes ) The
                              Class A-1 Notes and Class A-3 Notes will be redeemed (or deemed to be redeemed) in accordance with the Class A Note Conditions.

                         (b) (A$ Notes) Each A$ Note will be fully and finally redeemed, and the obligations of the Issuer Trustee with respect to the payment of the Invested Amount of that A$ Note will be fully and finally discharged, on the first to occur of:

                              (i) the date upon which the Invested Amount of that A$ Note is reduced to zero and all accrued but previously unpaid interest is paid in full (including, but not limited to, the exercise by the Issuer Trustee of the Clean-Up Option);

                              (ii) if the Stated Amount in relation to
                                   the A$ Note is less than the Invested
                                   Amount in relation to the A$ Note, the date on which the Stated Amount of that A$ Note is reduced to zero and all accrued but previously unpaid interest is paid in full (including, but not limited to, the exercise by the Issuer Trustee of the Clean-Up Option);

                             (iii) the date upon which the relevant
                                   Noteholder renounces all of its rights to any amounts payable under or in respect of that A$ Note;

                              (iv) the Final Maturity Date; and

                               (v) the date upon which the Issuer Trustee
                                   completes a sale and realisation of all
                                   Assets of the Trust in accordance with the Master Trust Deed and this deed and the proceeds of such sale and realisation are applied, to the extent available, to repay the Invested Amount plus any accrued, but unpaid, A$ Note Interest Amount in respect of that A$ Note in accordance with the Master Trust Deed or this deed.

                              Each A$ Note redeemed in full (or deemed to be redeemed in full) pursuant to this deed will be cancelled and may not be resold or reissued.


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                                                                            39
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Issuer Trustee's Covenant to the Noteholders
                    8.10 Subject to the terms of the Master Trust Deed and
                         this deed, the Issuer Trustee:

                         (a) acknowledges to each Noteholder its indebtedness in respect of the Invested Amount of each Note; and

                         (b)  covenants for the benefit of each Noteholder:

                              (i)  to make all payments of interest in
                                   respect of the Notes held by the Noteholder on each Payment Date;

                              (ii) to comply with the terms of this deed
                                   and the Transaction Documents to which it is a party; and

                             (iii) to pay the Stated Amount, together
                                   with all then accrued but unpaid interest, in relation to the Notes held by the Noteholder on the Final Maturity Date.

                         Subject to this deed (and in the case of the Class A-1 Notes and the Class A-3 Notes, the Class A Note Conditions), no amount of principal will be paid in respect of a Note in excess of the Invested Amount of that Note.

Register
                    8.11 The Issuer Trustee shall keep an up to date Register
                         in respect of the $A Notes in accordance with
                         Schedule 1. The Register may be maintained in electronic form.

Transfer and Transmission of Notes
                    8.12 (a) (Transfer of A$ Notes in accordance with Corporations Act): A Noteholder is only entitled to transfer an A$ Note if the offer of the A$ Note for sale, or the invitation to purchase the A$ Note, to the proposed transferee by the Noteholder is an offer or invitation that does not need disclosure to investors under Part 6D.2 of Chapter 6 of the Corporations Act and otherwise complies with the Corporations Act and if the transfer of the A$ Note complies with
                              Schedule 2.

                          (b) (Regulation S): An A$ Note may not be
                              offered or sold within the United States of America or to, or for the account or benefit of, United States persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Terms used in this clause 8.12 have the meaning given to them by Regulation S under the Securities Act.

Taxation
                    8.13 All payments in respect of the Notes will be made
                         without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer Trustee (or, in the case of the Class A-1 Notes and Class A-3 Notes, any Paying Agent) is required by any applicable law to make such a withholding or deduction. In that event the Issuer Trustee (or, in the case of the Class A-1 Notes and Class A-3 Notes, any Paying Agent) will, after making


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                                                                            40
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                         such withholding or deduction, account to the
                         relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer Trustee nor any such Paying Agent will be obliged to make any additional payments in respect of the relevant Notes in relation to the withholding or deduction. Immediately after becoming aware that such a withholding or deduction is or will be required, the Issuer Trustee will notify the Note Trustee or the relevant Noteholders in the manner required by the Transaction Documents.

Prescription
                    8.14 A Note will become void in its entirety unless
                         surrendered for payment within a period of 10 years from the Relevant Date in respect of any payment of principal or interest thereon, the effect of which will be to reduce the Stated Amount of, and all accrued but unpaid interest on, that Note to zero. After the date on which a Note becomes void in its entirety, no claim can be made in respect of it.

                         "Relevant Date" in respect of a Note means the date on which a payment in respect thereof first becomes due or, if the full amount of the moneys payable in respect of the Note which is due on or before that date has not been duly received by the relevant Noteholder on or prior to such date, the date on which the full amount of such moneys has been so received.

Rounding of Payments
                    8.15 Except as otherwise specified in this deed, all
                         payments in respect of a given currency will be rounded to the nearest cent of that currency.

Call Option
                    8.16 (a) The Issuer Trustee will, subject to the other provisions of this deed, when directed by the Global Trust Manager (at the Global Trust Manager's option), redeem all, but not some only, of the Notes at their then Invested Amount (without double counting), subject to the following, together with all accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, on any Call Option Date.

                         (b) Notwithstanding the foregoing, the Issuer Trustee may redeem the Notes at their Stated Amount on a Call Option Date, instead of at their Invested Amount (without double counting), together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, if so approved by an Extraordinary Resolution of the Noteholders.

                         (c) The Issuer Trustee must not redeem the Notes unless it is in a position on the relevant Call Option Date to repay the then Invested Amounts or the Stated Amounts (without double counting), as required, of the Notes together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and this deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust were enforced.


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                                                                            41
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Redemption for Taxation or Other Reasons
                    8.17 (a) If the Global Trust Manager satisfies the Issuer Trustee (and, in the case of the Class A-1 Notes and Class A-3 Notes, the Note Trustee) immediately prior to giving the direction referred to below that by virtue of either a change in law of the Commonwealth of Australia or any of its political subdivisions or any of its authorities or any other jurisdiction to which the Issuer Trustee becomes subject (a "Relevant Jurisdiction"), or a change in the application or official interpretation thereof, from that in effect on the Closing Date, either:

                              (i)  on the next Payment Date the Issuer
                                   Trustee will be required to deduct or
                                   withhold from any payment of principal or interest in respect of the Notes including corresponding payments under any Currency Swap, any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction; or

                              (ii) on the next Payment Date the total
                                   amount payable in respect of interest in relation to any of the Mortgage Loans for a Collection Period ceases to be receivable (whether or not actually received) by the Issuer Trustee by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by a Relevant Jurisdiction, and, in each case, such obligation cannot be avoided by the Issuer Trustee taking reasonable measures available to it, the Issuer Trustee must, when so directed by the Global Trust Manager (at the Global Trust Manager's option), redeem all, but not some only, of the Notes on any subsequent Payment Date at their then Invested Amount (without double counting), subject to the following, together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption. Notwithstanding the foregoing, the Issuer Trustee may redeem the Notes at their Stated Amount, instead of at their Invested Amount (without double counting), together with accrued but unpaid interest in respect of the Notes to (but excluding) the date of redemption, if so approved by an Extraordinary Resolution of the Noteholders.

                         (b) The Global Trust Manager will not direct the Issuer Trustee to, and the Issuer Trustee will not, so redeem the Notes unless the Issuer Trustee is in a position on such Call Option Date to repay in respect of the Notes their then Invested Amount or Stated Amount (without double counting), as required, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and this deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust was enforced.


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                                                                            42
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                         (c)  This clause is subject to the Class A Note
                              Conditions in respect of the Class A-1 Notes and the Class A-3 Notes.

                    8.18 For the purpose of any redemption under clauses 8.16
                         and 8.17, the Issuer Trustee may rely on any certificate from an Authorised Person of the Global Trust Manager that the Issuer Trustee will be in a position to repay the Notes at their then Invested Amount or Stated Amount (without double counting), as applicable, together with all accrued but unpaid interest to (but excluding) the date of redemption and to discharge all its liabilities in respect of amounts which are required under the Master Security Trust Deed and this deed to be paid in priority to or equally with the Notes as if the Deed of Charge in respect of the Trust were enforced.

9    Conditions Precedent
------------------------------------------------------------------------------
Conditions precedent to the issue of Notes
                    9.1 The obligation of the Issuer Trustee to issue Notes is subject to:

                         (a) (Constitution) receipt by the Global Trust Manager of a certified copy of the constitution of the Seller and the Servicer;

                         (b)  (Transaction Documents) receipt by the
                              Global Trust Manager of a certified copy of each executed and (where relevant) stamped Transaction Document;

                         (c)  (Rating) confirmation from each Current
                              Rating Agency that the Class A Notes have been assigned a provisional rating of AAA (in the case of S&P) and Aaa (in the case of Moody's) and the Class B Notes have been assigned a provisional rating of AA (in the case of S&P) and Aa2 (in the case of Moody's); and

                         (d) (Legal Opinions) receipt by the Global Trust Manager of:

                              (i)  a legal opinion from Mallesons Stephen
                                   Jaques, in relation to the obligations of the Global Trust Manager, the Seller, the Servicer, the Liquidity Facility Provider, the Redraw Facility Provider, the Basis Swap Provider and the Fixed Rate Swap Provider under the Transaction Documents to which they are bound;

                              (ii) a legal opinion from Henry Davis York,
                                   in relation to the obligations of the
                                   Issuer Trustee under the Transaction
                                   Documents to which it is bound;

                             (iii) a legal opinion from Sidley Austin
                                   Brown & Wood LLP, in relation to the
                                   validity and enforceability of the
                                   obligations of the Seller and the Global
                                   Trust Manager in relation to the
                                   Transaction Documents which are expressed to be governed by the laws of New York and as to certain other matters of United States law;


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                                                                            43
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                              (iv) a legal opinion from Emmett, Marvin
                                   and Martin LLP as to the due execution by The Bank of New York of the Transaction Documents to which it is a party and Emmett, Marvin and Martin LLP in relation to the obligations of The Bank of New York under the Transaction Documents to which it is bound; and

                              (v)  a legal opinion in respect of each
                                   Currency Swap Provider, in relation to the due execution, validity and enforceability of the obligations under the relevant Currency Swaps.

                              The Global Trust Manager must provide
                              confirmation to the Issuer Trustee upon its receipt of such documents.

10   Representations and Warranties
------------------------------------------------------------------------------
Representations and Warranties
                    10.1 Each of the Issuer Trustee, the Servicer and the
                         Global Trust Manager represents and warrants to each other (but with respect to itself only) as follows:

                         (a) (incorporation) it is validly incorporated and existing under the laws pursuant to which it purports to have been incorporated;

                         (b) (corporate power) it has the corporate power to own its assets and to carry on its business as it is now being conducted and the business proposed to be conducted under this deed;

                         (c) (power) it has full power and authority to enter into and perform its obligations under this deed and each of the Transaction Documents to which it is a party;

                         (d)  (all action taken) it has taken all
                              necessary internal corporate action to authorise the execution, delivery and performance of this deed and each of the Transaction Documents to which it is a party in accordance with their respective terms and no additional approval or consent of any person is required;

                         (e) (validity of obligations) this deed and each of the Transaction Documents to which it is a party constitute legal, valid and binding obligations of it and, subject to any necessary stamping and registration and to doctrines of equity and laws and defences generally affecting creditors' rights, are enforceable in accordance with their respective terms;

                         (f) (no violation) the execution, delivery and performance by it of this deed and each of the Transaction Documents to which it is a party does not and will not violate in any respect any material provision of:

                              (i)  any law, regulation, authorisation,
                                   ruling, consent, judgement, order or decree of any Governmental Agency;


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                                                                            44
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                              (ii) the constitution or other constituent
                                   documents of it; or

                             (iii) any Encumbrance or document which is
                                   binding upon it or any of its assets,

                              and (except, in the case of the Issuer Trustee and the Servicer, in respect of the Deed of Charge) does not and will not result in:

                              (iv) the creation or imposition of any
                                   Encumbrance or restriction of any nature on any of its assets under the provision of; or

                              (v)  the acceleration of the date of payment
                                   of any obligation existing under,

                              any Encumbrance or document which is binding upon it or its assets; and

                         (g)  (Authorisations) it has obtained all
                              Authorisations necessary for it to enter into, and perform its obligations under, the Transaction Documents and such Authorisations remain in full force and effect.

Trust representations and warranties
                    10.2 Without limiting the representations and warranties
                         provided in clause 10.1, the Issuer Trustee represents and warrants to the Global Trust Manager and the Servicer that:

                         (a) (creation of Trust) the Trust has been validly created;

                         (b) (appointment of Issuer Trustee) it has been validly appointed as the trustee of the Trust;

                         (c) (sole Issuer Trustee) it is the sole trustee of the Trust;

                         (d)  (trust power) it has power under the
                              Transaction Documents to enter into, perform and comply with its obligations, and to carry out the transactions contemplated by, this deed;

                         (e) (no removal) as far as it is aware, there are no proceedings to remove it as trustee of the Trust; and

                         (f)  (vesting date) the vesting date has not
                              occurred in respect of the Trust.

11   Payments
------------------------------------------------------------------------------
Manner
                    11.1 The Issuer Trustee and the Servicer will make all
                         payments under this deed:

                         (a)  in immediately available funds (unless
                              otherwise agreed) to the account specified by the payee, in either case, by 4.00 pm (Melbourne time) on the due date;


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                                                                            45
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                         (b)  without set-off, counterclaim or other
                              deduction; and

                         (c) in accordance with this deed.

Cleared Funds
                    11.2 Notwithstanding any other provision of this deed,
                         where the proceeds of a payment due to the Issuer Trustee on a day are required to be applied by the Issuer Trustee towards some other payment due on the same day, the payment to the Issuer Trustee must be made in immediately available funds in sufficient time to allow the Issuer Trustee to make that other payment and the Issuer Trustee will have no obligation to make the other payment until the first payment has been made.


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                                                                            46
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PART 4 - PRINCIPAL AND INCOME DETERMINATIONS AND PAYMENTS

12   Collections
------------------------------------------------------------------------------
Establishment of Collections Account with Servicer
                    12.1 Immediately following the date of constitution of the
                         Trust, the Issuer Trustee must establish the Collections Account with the Servicer (provided that such Servicer has the Required Credit Rating) or such other Eligible Bank as the Global Trust Manager may determine from time to time.

Remittance to Collection Account
                    12.2 (a) To the extent that the Servicer is the Seller and the Servicer has the Required Credit Rating, it is entitled to retain any Collections in respect of a Collection Period until 10.00 am (Melbourne time) on the Payment Date following the end of the relevant Collection Period, on or before which time it must deposit such Collections into the Collections Account or pay such amount in the manner directed by the Issuer Trustee
                              (acting on the direction of the Global Trust
                              Manager).

                         (b) Until such time that the Servicer notifies the Trustee and the Global Trust Manager in writing that it has terminated its obligations under this paragraph, the Servicer agrees to transfer to the Collections Account, on the Payment Date on which Collections are deposited into the Collections Account under clause 12.2(a), an additional amount calculated as interest on such Collections. Any such interest is to be calculated by the Servicer in its absolute discretion on the daily balance of Collections held by the Servicer during the immediately preceding Collection Period and at a rate determined on a daily basis at the rate equal to the 90 day moving average of the 90 day Bank Bill Rate determined by the Servicer in its sole discretion.

                    12.3 To the extent that the Servicer is not the Seller,
                         and for so long as the Servicer has short term credit ratings of no lower than A-1 from S&P and P-1 from Moody's, it may retain Collections until 10:00am (Melbourne time) on the Business Day which is the earlier of 30 days from receipt and 2 Business Days before the Payment Date following the end of the relevant Collection Period. However, while the sum of all Collections held by the Servicer and the value of any short term Authorised Investments which are with, or issued by, a bank or financial institution which has a short-term credit rating of A-1 from S&P exceeds an amount equal to 20% of the Aggregate Stated Amount of all Notes, the Servicer will only be entitled to retain any additional Collections received for 2 Business Days following receipt.

                    12.4 Subject to clauses 12.2 and 12.3, the Servicer must
                         remit all Collections it receives to the Collections Account within 2 Business Days of receipt of such Collections.

Servicer's Collections
                    12.5 The Issuer Trustee irrevocably authorises the
                         Servicer to deduct from any amount received from a Debtor in respect of, in


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                                                                            47
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                         relation to or in connection with, a Purchased
                         Mortgage Loan, the amount of any Servicer's
                         Collections and for the Servicer to retain that amount for its own account.

13   Termination of the Swaps and Application of Threshold Rate
------------------------------------------------------------------------------
Calculation of Threshold Rate
                    13.1 The Global Trust Manager shall, on each Payment Date
                         after the date on which the Basis Swap is terminated and not replaced in the manner contemplated by clause 13.2(a)(i), and on any other date required by the Transaction Documents:

                         (a)  calculate the Threshold Rate on that day; and

                         (b) notify the Issuer Trustee, the Servicer and the Seller of that Threshold Rate.

Termination of Basis Swap or Fixed Rate Swap
                    13.2 If, at any time, the Basis Swap or the Fixed Rate
                         Swap terminates due to the default or failure to perform by the Basis Swap Provider or the Fixed Rate Swap Provider (as the case may be), the Global Trust Manager and the Issuer Trustee must endeavour to:

                         (a)  in the case of the Basis Swap:

                              (i)  (in the case of the Issuer Trustee, to
                                   the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                   to) enter into a replacement swap on
                                   substantially similar terms and with a
                                   counterparty acceptable to each Current
                                   Rating Agency;

                              (ii) (in the case of the Issuer Trustee, to
                                   the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                   to) ensure the Seller sets the weighted
                                   average (rounded up to 4 decimal places) of the variable interest rates payable under each applicable Purchased Mortgage Loan which then forms part of the Assets of the Trust to at least equal to the Threshold Rate; or

                             (iii) (in the case of the Issuer Trustee,
                                   to the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                   to) within 3 Business Days, enter into such other arrangements which each Current Rating Agency has confirmed will not result in an Adverse Rating Effect; and

                         (b) in the case of the Fixed Rate Swap, within 3 Business Days:

                              (i)  (in the case of the Issuer Trustee, to
                                   the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                   to) immediately enter into a replacement swap


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                                                                            48
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                                   on substantially similar terms and with a
                                   counterparty acceptable to each Current
                                   Rating Agency; or

                              (ii) (in the case of the Issuer Trustee, to
                                   the extent that the Global Trust Manager has made appropriate arrangements to ensure that it is possible for the Issuer Trustee
                                   to) enter into such other arrangements
                                   which each Current Rating Agency has
                                   confirmed will not result in an Adverse
                                   Rating Effect.

Servicer's Discretion
                    13.3 If clause 13.2(a)(ii) applies, the Seller may, at its discretion, set the interest rate on the Purchased Mortgage Loans (where permitted under the relevant Loan Agreement) at an interest rate higher than the Threshold Rate.

Issuer Trustee's power
                    13.4 If the Issuer Trustee has notice that the Seller has
                         failed to fulfil its obligations under clause 13.2(a)(ii), the Issuer Trustee has the power to set the interest rate on the Purchased Mortgage Loans in accordance with clause 13.2(a)(ii).

Termination of Linked Deposit Accounts
                    13.5 The Seller will, following notice by the Issuer
                         Trustee to the relevant Debtors after the occurrence of a Title Perfection Event, subject to any contractual notice requirements by which the Seller is bound, promptly withdraw all interest off-set benefits (if any) that would otherwise be available to Debtors under the terms of their Linked Deposit Accounts.

Gross Up for Linked Deposit Accounts
                    13.6 The Seller must pay the Servicer (as part of the
                         Collections to be deposited by the Servicer into the Collections Account) any amount which would otherwise be received by the Servicer as a Collection to the extent that the obligation to pay such amounts is discharged or reduced by virtue of the terms of a Linked Deposit Account. Such payment must be made on the day that the relevant amount would otherwise have been received.

14   Cashflow Allocation Methodology
------------------------------------------------------------------------------
General
                    14.1 Prior to the occurrence of an Event of Default, the
                         Collections, Other Income and any amount required to be drawn under the Support Facilities will be allocated by the Global Trust Manager and paid in accordance with clauses 14.2 to 14.17 below.

Collection Period
                    14.2 The Servicer will collect all Collections on behalf
                         of the Issuer Trustee during each Collection Period. On each Determination Date, the Global Trust Manager will allocate the Collections between Finance Charge Collections and Principal Collections.


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Finance Charge Collections
                    14.3 On each Determination Date, the Finance Charge
                         Collections for the immediately preceding Collection Period will be calculated by the Global Trust Manager as the aggregate of the following items:

                         (a) any interest and other amounts in the nature of interest or income (including any previously capitalised interest) received in respect of any Purchased Mortgage Loan, or any similar amount deemed by the Servicer to be in the nature of income or interest, including without limitation amounts of that nature:

                              (i)  recovered from the enforcement of a
                                   Purchased Mortgage Loan (but excluding any amount received under any Mortgage Insurance Policy);

                              (ii) paid by a Debtor following notice
                                   given to that Debtor in accordance with
                                   clause 13.5;

                             (iii) paid by the Seller or the Servicer to
                                   the Issuer Trustee upon repurchase of a
                                   Purchased Mortgage Loan;

                              (iv) paid by another trust or any other
                                   person as an Accrued Interest Adjustment upon the transfer of a Purchased Mortgage Loan from the Trust to that other trust or that person;

                              (v)  payable as interest by a Debtor on a
                                   Redraw from the date on which the relevant
                                   Redraw was provided by the Seller;

                              (vi) received from the Seller or the
                                   Servicer in respect of a breach of a
                                   representation or warranty contained in the Transaction Documents in respect of a Purchased Mortgage Loan or under any obligation to indemnify or reimburse the Issuer Trustee; and

                             (vii) received from the Seller under clause
                                   13.6 of this deed;

                         (b)  any Recoveries received in respect of a
                              Purchased Mortgage Loan; and

                         (c) any Non-Collection Fee to be received by the Issuer Trustee on the Business Day immediately preceding the next Payment Date.

Calculation of Available Income
                    14.4 On each Determination Date, the Available Income is
                         calculated by the Global Trust Manager (without double counting) as follows:

                         (a)  the Finance Charge Collections received
                              during the immediately preceding Collection
                              Period; plus

                         (b) the Mortgage Insurance Interest Proceeds received during the immediately preceding Collection Period; plus

                         (c)  any Other Income in respect of that
                              Determination Date; plus


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                                                                            50
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                         (d)  any net payments due to be received by the
                              Issuer Trustee under the Fixed Rate Swap or the Basis Swap on the next Payment Date; plus

                         (e) all other amounts received by or on behalf of the Issuer Trustee in respect of the Assets of the Trust in the nature of income; plus

                         (f) any amounts applied as Available Income on that Determination Date under clauses 25.2(c)(ii) or 25.3(d).

Principal Draw
                    14.5 If, on any Determination Date, there is a Payment
                         Shortfall then the Global Trust Manager must direct the Issuer Trustee to make a Principal Draw on the Payment Date immediately following that Determination Date equal to the lesser of:

                         (a)  the Payment Shortfall; and

                         (b)  the amount of Principal Collections
                              available for application for that purpose on the following Payment Date in accordance with clause 14.13(c),

                         and apply it towards the Payment Shortfall.

Liquidity Drawing
                    14.6 If, on any Determination Date, there is a Liquidity
                         Shortfall, the Global Trust Manager must direct the Issuer Trustee to make a Liquidity Drawing on the Payment Date immediately following that Determination Date equal to the lesser of:

                         (a)  the Liquidity Shortfall on that
                              Determination Date; and

                         (b)  the Available Liquidity Amount on that
                              Determination Date.

                         The Issuer Trustee must, if so directed by the Global Trust Manager, make that Liquidity Drawing and have the proceeds deposited or transferred into the Collections Account on the relevant Payment Date.

Calculation and application of Total Available Income
                    14.7 On each Determination Date, the Total Available
                         Income is calculated as the aggregate of:

                         (a)  any Available Income calculated in
                              accordance with clause 14.4 on that
                              Determination Date;

                         (b) any Principal Draw calculated in accordance with clause 14.5 on that Determination Date; and

                         (c)  any Liquidity Drawing calculated in
                              accordance with clause 14.6 on that
                              Determination Date.

                         The Total Available Income in respect of a Determination Date must be applied on the immediately following Payment Date to meet Required Payments in accordance with clause 14.8.


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Required Payments (Interest waterfall)
                    14.8 The Global Trust Manager must direct the Issuer
                         Trustee to pay (or direct the payment of) the following items in the following order of priority out of the Total Available Income (as calculated on the relevant Determination Date) on each Payment
                         Date:

                         (a)  first, at the Global Trust Manager's
                              discretion, up to $100 to each Residual Income Unitholder;

                         (b)  second, pari passu and rateably:

                              (i)  solely with respect to the first
                                   Payment Date, any Accrued Interest
                                   Adjustment to the Seller upon the transfer of any Mortgage Loan to the Trust during the Collection Period immediately preceding that Payment Date; and

                              (ii) to the Seller, where Prepayment
                                   Benefits are credited to any Debtor's
                                   account during the Collection Period
                                   immediately preceding that Payment Date, the lesser of:

                                   (A)  the aggregate of all such
                                        Prepayment Benefits credited to
                                        Debtors' accounts in that Collection
                                        Period; and

                                   (B)  any Total Break Amount (as defined
                                        in the Fixed Swap) paid by the Fixed
                                        Rate Swap Provider to the Issuer
                                        Trustee on that Payment Date;

                         (c)  third, pari passu and rateably:

                              (i)  any Taxes payable in relation to the
                                   Trust for the Collection Period immediately preceding that Payment Date (after the application of the balance of the Tax Account towards payment of such Taxes);

                              (ii) the Issuer Trustee's fee payable on
                                   that Payment Date;

                             (iii) the Servicer's fee payable on that
                                   Payment Date;

                              (iv) the Global Trust Manager's fee payable
                                   on that Payment Date;

                              (v)  the Security Trustee's fee payable on
                                   that Payment Date;

                              (vi) the Note Trustee's fee payable on that
                                   Payment Date;

                             (vii) any Enforcement Expenses incurred
                                   during the Collection Period immediately preceding that Payment Date; and


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                                                                            52
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                            (viii) any other Expenses of the Trust
                                   incurred during the Collection Period
                                   immediately preceding that Payment Date;

                         (d) fourth, pari passu and rateably:

                              (i)  any fees payable by the Issuer Trustee
                                   on that Payment Date under the Redraw
                                   Facility Agreement and the Liquidity
                                   Facility Agreement;

                              (ii) any net amount payable by the Issuer
                                   Trustee on that Payment Date under the
                                   Fixed Rate Swap (including any break costs but only to the extent the Issuer Trustee has recovered the applicable Prepayment Costs in respect of the relevant Purchased Mortgage Loan from the related Debtor or the applicable Non-Collection Fee in respect of the relevant Purchased Mortgage Loan from the Servicer);

                             (iii) any net amount payable by the Issuer
                                   Trustee on that Payment Date under the
                                   Basis Swap;

                         (e) fifth, to the Liquidity Facility Provider in repayment or reimbursement of any Liquidity Drawing made before that Payment Date;

                         (f)  sixth, pari passu and rateably:

                              (i)  to each US$ Class A-1 Currency Swap
                                   Provider, such amount of the A$ Class A-1
                                   Interest Amount for the Interest Period
                                   ending on (but excluding) that Payment Date as is payable to the US$ Class A-1 Currency Swap Provider on that Payment Date in accordance with the relevant US$ Class A-1 Currency Swap and any unpaid A$ Class A-1 Interest Amounts in respect of preceding Interest Periods;

                              (ii) the A$ Note Interest Amount for the
                                   Class A-2 Notes for the Interest Period
                                   ending on (but excluding) that Payment Date and any unpaid A$ Note Interest Amounts for the Class A-2 Notes in respect of preceding Interest Periods;

                             (iii) to each (euro) Class A-3 Currency
                                   Swap Provider, such amount of the A$ Class
                                   A-3 Interest Amount for the Interest Period ending on (but excluding) the Payment Date as is payable to the (euro) Class A-3 Currency Swap Provider on the Payment Date in accordance with the relevant (euro) Class A-3 Currency Swap and any unpaid A$ Class A-3 Interest Amounts in respect of the preceding Interest Periods;

                              (iv) the A$ Note Interest Amount for the
                                   Redraw Notes for the Interest Period ending on (but excluding) that Payment Date and any unpaid A$ Note Interest


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                                                                            53
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                                   Amounts for the Redraw Notes in respect of
                                   preceding Interest Periods;

                              (v)  any interest payable by the Issuer
                                   Trustee under the Redraw Facility Agreement for the Interest Period ending on (but excluding) that Payment Date and any unpaid interest amounts for the Redraw Facility in respect of preceding Interest Periods; and

                              (vi) any interest payable by the Issuer
                                   Trustee under the Liquidity Facility
                                   Agreement for the Interest Period ending on (but excluding) that Payment Date and any unpaid interest in respect of preceding Interest Periods;

                         (g) seventh, the A$ Note Interest Amount for the Class B Notes for the Interest Period ending on (but excluding) that Payment Date and any unpaid A$ Note Interest Amounts for the Class B Notes in respect of preceding Interest Periods;

                         (h)  eighth, to retain in the Tax Account an
                              amount equal to the Tax Shortfall (if any) in respect of that Payment Date.

                         The Issuer Trustee will only make a payment under any of paragraphs (a) to (h) inclusive to the extent that any Total Available Income remains from which to make the payment after amounts with priority to that amount have been paid and distributed.

                    14.9 On each Payment Date that any amount is payable to a
                         Currency Swap Provider under clause 14.8(f)(i) or 14.8(f)(iii), the Issuer Trustee must comply with Condition 6.9 of the Class A Note Conditions.

Excess Available Income
                   14.10 To the extent that, on any Payment Date, the Total
                         Available Income exceeds the amounts payable under clause 14.8 (as calculated on the relevant Determination Date) ("Excess Available Income"), the Global Trust Manager must apply any such excess and direct the Issuer Trustee to pay (or direct the payment of) such amount on that Payment Date in the following order of priority:

                         (a)  first, as an allocation to Principal
                              Collections, an amount equal to the aggregate of any Principal Charge-Offs (calculated on that Determination Date and in respect of the immediately preceding Collection Period) to the Class A Notes, the Redraw Notes and the Redraw Facility;

                         (b)  second, as an allocation to Principal
                              Collections, an amount equal to the aggregate of any Carryover Principal Charge-Offs (calculated in respect of previous Determination Dates which have not been reimbursed on or before that Payment Date ) to the Class A Notes, the Redraw Notes and the Redraw Facility;

                         (c)  third, as an allocation to Principal
                              Collections, first an amount equal to any Principal Charge-Offs and then, an amount equal to any Carryover Principal Charge-Offs (in each case calculated in respect of previous Determination Dates which


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                                                                            54
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                              have not been reimbursed on or before that
                              Payment Date ) to the Class B Notes;

                         (d)  fourth, as an allocation to Principal
                              Collections, all Principal Draws which have not been repaid as at that Payment Date;

                         (e) fifth, any break costs payable by the Issuer Trustee to the Fixed Rate Swap Provider under the Fixed Rate Swap (to the extent not previously paid);

                         (f)  sixth, pari passu and rateably, any
                              outstanding break costs payable by the Trustee to a Currency Swap Provider under a Currency Swap Agreement (to the extent not previously paid from any premium received from a replacement Currency Swap Provider in respect of the relevant Currency Swap in accordance with clause 14.20);

                         (g) seventh, to the Residual Income Unitholder in respect of any Residual Income Unit being redeemed under clause 3.6(g), towards the redemption price payable in respect of the relevant Residual Income Unit;

                         (h) eighth, as to any surplus, pari passu and rateably to each Residual Income Unitholder by way of distribution of the income of the Trust.

                         The Issuer Trustee will only make a payment under any of paragraphs (a) to (h) above inclusive, at the direction of the Global Trust Manager and to the extent that any Excess Available Income remains from which to make the payment after amounts with priority to that amount have been paid and distributed.

Principal Collections
                   14.11 On each Determination Date, the Principal
                         Collections are calculated as to the aggregate of:

                         (a)
                              (i)  the Collections for the immediately
                                   preceding Collection Period;

                              (ii) any amount to be drawn under the
                                   Redraw Facility Agreement on the Payment
                                   Date immediately following that
                                   Determination Date in accordance with
                                   clause 14.12;

                             (iii) any Excess Available Income to be
                                   applied on the Payment Date immediately
                                   following that Determination Date under
                                   clause 14.10(a) or clause 14.10(c) towards
                                   Principal Charge-Offs;

                              (iv) any Excess Available Income to be
                                   applied on the Payment Date immediately
                                   following that Determination Date under
                                   clause 14.10(b) or clause 14.10(c) towards
                                   Carryover Principal Charge-Offs;


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                                                                            55
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                              (v)  any Excess Available Income to be
                                   applied on the Payment Date immediately
                                   following that Determination Date under
                                   clause 14.10(d) towards repayment of
                                   Principal Draws;

                              (vi) the issue proceeds of any Redraw Notes
                                   to be issued on the Payment Date
                                   immediately following that Determination
                                   Date in accordance with clause 8.3; and

                             (vii) in respect of the first Determination
                                   Date only, any amount received by the
                                   Issuer Trustee upon the initial issue of Notes in excess of the Purchase Price of Purchased Mortgage Loans,

                         less the sum of:

                         (b) the Finance Charge Collections as calculated on that Determination Date; and

                         (c) any Mortgage Insurance Interest Proceeds received during the immediately preceding Collection Period.

Redraw Shortfall
                   14.12 If the Global Trust Manager determines on any
                         Determination Date that there is a Redraw Shortfall, the Global Trust Manager must direct the Issuer Trustee in writing to request from the Redraw Facility Provider, in accordance with the Redraw Facility Agreement, a Redraw Drawing under the Redraw Facility Agreement on the immediately following Payment Date in an amount equal to the lesser of:

                         (a)  the Redraw Shortfall on that Determination Date;
                              and

                         (b)  the Available Redraw Amount on that
                              Determination Date.

                         The Issuer Trustee must, if so directed by the Global Trust Manager, make that Redraw Drawing and have the proceeds deposited or transferred into the Collections Account on the relevant Payment Date.

Principal Distributions
                   14.13 On each Payment Date and based on the calculations,
                         instructions and directions provided to it by the Global Trust Manager, the Issuer Trustee must distribute out of Principal Collections (as calculated on the Determination Date immediately preceding that Payment Date), the following amounts in the following order of priority:

                         (a) first, to repay or reimburse any Redraws provided by the Seller (up to and including the last day of the immediately preceding Collection Period) in relation to the Housing Loans comprising part of the Purchased Mortgage Loans to the extent that they have not previously been repaid or reimbursed;

                         (b)  second, an amount equal to the Redraw
                              Principal Outstanding (as calculated on the Determination Date immediately preceding that Payment Date but excluding any Redraw Drawings to be made on that Payment Date and any Redraw


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                                                                            56
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                              Principal to be paid on that Payment Date under
                              clause 14.14(b)) will be allocated to the Redraw Principal to be applied in accordance with clause 14.14(b) on that Payment Date;

                         (c) third, as a Principal Draw (if required) under clause 14.5 on that Payment Date;

                         (d)  fourth, an amount equal to the Aggregate
                              Stated Amount of the Redraw Notes (as calculated on the Determination Date immediately preceding that Payment Date but excluding any Redraw Note Principal to be paid on that Payment Date under clause 14.14(c)) will be allocated to the Redraw Note Principal to be applied in accordance with clause 14.14(c) on that Payment Date;

                         (e)  fifth, pari passu and rateably, to:

                              (i)  the A$ Class A-1 Principal to be
                                   applied in accordance with clause
                                   14.14(a)(i) on that Payment Date;

                              (ii) the Class A-2 Principal to be applied
                                   in accordance with clause 14.14(a)(ii) on that Payment Date; and

                             (iii) the A$ Class A-3 Principal to be
                                   applied in accordance with clause
                                   14.14(a)(iii) on that Payment Date;

                         (f)  sixth, to the Class B Principal to be
                              applied in accordance with clause 14.14(d) on that Payment Date; and

                         (g) seventh, as to any surplus (if any), to the Residual Capital Unitholder.

                         The Issuer Trustee will only make a payment under any of paragraphs (a) to (g) inclusive at the direction of the Global Trust Manager and to the extent that any Principal Collections remain from which to make the payment after amounts with priority to that amount have been paid and distributed.

Payments of Principal on the Notes and to the Redraw Facility Provider
                   14.14 On each Payment Date prior to the occurrence of an
                         Event of Default, the Issuer Trustee must, in accordance with the directions given by the Global Trust Manager and subject to the payment priority provided for in clause 14.13, pay:

                         (a)  pari passu and rateably:

                              (i)  (A$ Class A-1 Principal) the A$ Class
                                   A-1 Principal payable for that Payment Date to each US$ Class A-1 Currency Swap Provider in accordance with Condition 7.2(a) of the Class A Note Conditions and the terms of the relevant US$ Class A-1 Currency Swap;

                              (ii) (Class A-2 Principal) the Class A-2
                                   Principal payable for that Payment Date, pari passu and rateably amongst the Class A-2 Notes until the Aggregate Stated


                                                                            57
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                                   Amount of the Class A-2 Notes (as
                                   calculated on the Determination Date
                                   immediately preceding that Payment Date but without doubling counting amounts to be paid under this clause 14.14(a)(ii) on that Payment Date) is reduced to zero;

                             (iii) (A$ Class A-3 Principal) the A$ Class
                                   A-3 Principal payable for that Payment Date to each (euro) Class A-3 Currency Swap Provider in accordance with condition 7.2(a) of the Class A Note Conditions and on the terms of the relevant (euro) Class A-3 Currency Swap;

                         (b)  (Redraw Principal) the Redraw Principal
                              payable for that Payment Date to the Redraw
                              Facility Provider towards the Redraw Principal Outstanding (as calculated on the Determination Date immediately preceding that Payment Date but excluding any Redraw Principal to be paid to the Redraw Facility Provider under this clause 14.14(b) on that Payment Date);

                         (c)  (Redraw Note Principal) the Redraw Note
                              Principal payable for that Payment Date, amongst the Redraw Notes (if any) as a repayment of principal on the Redraw Notes in the following order:

                              (i)  first, pari passu and rateably amongst
                                   those Redraw Notes with the earliest Issue
                                   Date until the Aggregate Stated Amount of those Redraw Notes (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(c) on that Payment Date) is reduced to zero;

                              (ii) second, pari passu and rateably
                                   amongst those Redraw Notes with the next earliest Issue Date (if any) until the Aggregate Stated Amount (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(c) on that Payment Date) of those Redraw Notes is reduced to zero; and

                             (iii) subsequently, pari passu and rateably
                                   amongst each subsequent group of Redraw
                                   Notes (if any) with the same Issue Date
                                   until the Aggregate Stated Amount of those Redraw Notes (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(c) on that Payment Date) is reduced to zero on the basis that a Redraw Note will not be entitled to any payment in respect of principal under this clause 14.14(c) until the Aggregate Stated Amount of all Redraw Notes with an earlier Issue Date than that Redraw Note has been reduced to zero; and


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                                                                            58
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                         (d)  (Class B Principal) the Class B Principal
                              payable for that Payment Date, pari passu and rateably amongst the Class B Notes until the Aggregate Stated Amount of the Class B Notes (as calculated on the Determination Date immediately preceding that Payment Date but without double counting amounts to be paid under this clause 14.14(d) on that Payment Date) is reduced to zero.

Principal Charge-Offs
                  14.14A If, on any Determination Date, the Global Trust
                         Manager determines that there are Principal
                         Charge-Offs in respect of the immediately preceding Collection Period, the Global Trust Manager must, on that Determination Date, allocate such Principal Charge-Offs in the following order:

                         (a) first, towards the Class B Notes until the amount so allocated equals the Aggregate Stated Amount (without double counting) of the Class B Notes (as at that Determination Date); and

                         (b) second, pari passu and rateably (based on the Aggregate Stated Amounts of the relevant Notes and the Redraw Principal Outstanding as at the immediately preceding Determination Date) towards:

                              (i)  the Class A-1 Notes until the amount so
                                   allocated equals the Aggregate Stated
                                   Amount (without double counting) of the
                                   Class A-1 Notes (as at that Determination
                                   Date);

                              (ii) the Class A-2 Notes until the amount
                                   so allocated equals the Aggregate Stated
                                   Amount (without double counting) of the
                                   Class A-2 Notes (as at that Determination
                                   Date);

                            (iii)  the Class A-3 Notes until the amount
                                   so allocated equals the Aggregate Stated
                                   Amount (without double counting) of Class
                                   A-3 Notes (as at that Determination Date);

                             (iv)  the Redraw Principal Outstanding until
                                   the amount so allocated equals the Redraw
                                   Principal Outstanding (without double
                                   counting) (as at that Determination Date);
                                   and

                              (v)  the Redraw Notes until the amount so
                                   allocated equals the Aggregate Stated
                                   Amount (without double counting) of the
                                   Redraw Notes (as at that Determination
                                   Date).

Carryover Principal Charge-Offs
                   14.15 If, on any Determination Date, the Principal
                         Charge-Offs for the immediately preceding Collection Period exceed the amount of the Excess Available Income available for allocation to Principal Charge-Offs under clause 14.10(a) or clause 14.10(c) on that Determination


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                                                                            59
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                         Date, the Global Trust Manager must, on and with
                         effect from the next Payment Date:

                         (a)  first, (without double counting any
                              Principal Charge-Offs) reduce the Aggregate
                              Stated Amount of the Class B Notes by the amount of that excess until the Aggregate Stated Amount of the Class B Notes (as at that Determination
                              Date) is reduced to zero; and

                         (b)  second, (without double counting any
                              Principal Charge-Offs) pari passu and rateably (based on the Aggregate Stated Amounts of the relevant Notes and the Redraw Principal Outstanding as at the immediately preceding Determination Date) reduce:

                              (i)  the Aggregate Stated Amount of the
                                   Class A-1 Notes by the amount of that
                                   excess until the Aggregate Stated Amount of the Class A-1 Notes (as at that Determination Date) is reduced to zero;

                              (ii) the Aggregate Stated Amount of the
                                   Class A-2 Notes by the amount of that
                                   excess until the Aggregate Stated Amount of the Class A-2 Notes (as at that Determination Date) is reduced to zero;

                             (iii) the Aggregated Stated Amount of the
                                   Class A-3 Notes by the amount of that
                                   excess until the Aggregate Stated Amount of the Class A-3 Notes (as at that Determination Date) is reduced to zero;

                              (iv) the Redraw Principal Outstanding by
                                   the amount of that excess until the Redraw
                                   Principal Outstanding (as at that
                                   Determination Date) is reduced to zero; and

                               (v) the Aggregate Stated Amount of the
                                   Redraw Notes by the amount of that excess until the Aggregate Stated Amount of the Redraw Notes (as at that Determination
                                   Date) is reduced to zero,

                         (each a "Carryover Principal Charge-Off").

Increases
                   14.16 To the extent that on any Determination Date amounts are available for allocation under clauses 14.10(a),
                         (b) and (c), then an amount equal to these amounts shall be applied on the next Payment Date to increase respectively:

                         (a) first, pari passu and rateably (based on the Aggregate Stated Amounts of the relevant Notes and the Redraw Principal Outstanding as at the immediately preceding Determination Date), the Aggregate Stated Amount of each Class of the Class A Notes, until it reaches the Total Invested Amount of each such Class of the Class A Notes (as at that Determination Date), the Redraw Principal until it reaches the Redraw Principal Outstanding (as at that Determination
                              Date) and the


                                                                            60
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                              Aggregate Stated Amount of the Redraw Notes
                              until it reaches the Total Invested Amount of the Redraw Notes (as at that Determination
                              Date); and

                         (b) second, the Aggregate Stated Amount of the Class B Notes until it reaches the Total Invested Amount of the Class B Notes (as at that Determination Date).

Non-Collection Fee
                   14.17 On each Determination Date, the Servicer will, in
                         respect of the immediately preceding Collection
                         Period:

                         (a) calculate the Non-Collection Fee for that Collection Period; and

                         (b) where the Non-Collection Fee determined by the Servicer pursuant to paragraph (a) exceeds zero, pay that Non-Collection Fee to the Trustee the Business Day immediately before the next Payment Date and notify the Fixed Rate Swap Provider (with a copy to the Global Trust Manager) of the amount of the Non-Collection Fee and the calculations on which the Servicer's determination of the Non-Collection Fee is based.

Application of proceeds following an Event of Default
                   14.18 Following the occurrence of an Event of Default, the
                         Security Trustee must apply all moneys received by it in respect of the Secured Property in the following order:

                         (a)  first, to pay rateably amounts owing or
                              payable under the Master Security Trust Deed to indemnify the Security Trustee against all loss and liability incurred by the Security Trustee or any receiver in acting under the Master Security Trust Deed, except the Receiver's remuneration;

                         (b) second, to pay rateably any fees and any liabilities, losses, costs, claims, expenses, actions, damages, demands, charges, stamp duties and other taxes due to the Global Trust Manager, the Issuer Trustee, the Security Trustee, the Note Trustee or any Agent and the Receiver's remuneration;

                         (c) third, to pay rateably other outgoings and liabilities that the Receiver, the Issuer Trustee, the Global Trust Manager, the Security Trustee or the Note Trustee have incurred in acting under the Master Trust Deed, this deed, the Master Security Trust Deed, and, in the case of the Note Trustee, under the Note Trust Deed;

                         (d)  fourth, to pay rateably any security
                              interests over the Assets of the Trust of which the Security Trustee is aware having priority to the Deed of Charge in the order of their priority;


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                                                                            61
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                         (e)  fifth, to pay the Seller any unpaid Accrued
                              Interest Adjustment;

                         (f)  sixth, to pay rateably:

                              (i)  the Class A Noteholders and any Redraw
                                   Noteholder all other Secured Moneys owing in relation to the Class A Notes and any Redraw Notes. This will be applied:

                                   (A)  first, rateably towards all unpaid
                                        interest on the Class A Notes and any
                                        Redraw Notes; and

                                   (B)  second, rateably to reduce the
                                        Aggregate Stated Amount of the Class A
                                        Notes and any Redraw Notes;

                                   For the purpose of calculating the amount of Secured Moneys to be distributed to the Class A-1 Noteholders and Class A-3 Noteholders under this paragraph (f), the amount owing in relation to the Class A-1 Notes and Class A-3 Notes will be converted from US$ or, as the case may be, (euro) to A$ at:

                                        (aa) if an "Early Termination
                                             Event" under a US$ Class A-1
                                             Currency Swap or a (euro) Class
                                             A-3 Currency Swap (as the case
                                             may be) has not been designated,
                                             the A$ Exchange Rate multiplied
                                             by the aggregate Secured Money
                                             (in US$ or (euro), as the case
                                             may be) of the Class A-1 Notes or
                                             the Class A-3 Notes (as the case
                                             may be); or

                                        (ab) if an "Early Termination
                                             Event" under a US$ Class A-1
                                             Currency Swap or a (euro) Class
                                             A-3 Currency Swap (as the case
                                             may be) has been designated, the
                                             spot rate of exchange advised to
                                             the Security Trustee by the
                                             Global Trust Manager which is
                                             used for the calculation of
                                             amounts payable on the occurrence
                                             of an "Early Termination Date"
                                             under the relevant US$ Class A-1
                                             Currency Swap or the relevant
                                             (euro) Class A-3 Currency Swap
                                             (as the case may be) multiplied
                                             by the aggregate Secured Money
                                             (in US$ or (euro), as the case
                                             may be) of the Class A-1 Notes or
                                             the Class A-3 Notes (as the case
                                             may be);

                                   Any amount to be paid to the Class A-1
                                   Noteholders and Class A-3 Noteholders must be made in US$ or (euro), as the case may be. The Security Trustee must convert all amounts


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                                                                            62
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                                   in A$ payable to the Class A-1 Noteholders
                                   and Class A-3 Noteholders:

                                   (1) under paragraph (aa), at the A$
                                       Exchange Rate; and

                                   (2) under paragraph (ab), at spot rate of
                                       exchange it is able to acquire US$ or
                                       (euro), as the case may be, in the spot
                                       foreign exchange market at that time;
                                       and

                              (ii) any other Secured Money owing to the
                                   Liquidity Facility Provider;

                             (iii) any Secured Moneys owing to the
                                   Redraw Facility Provider, provided that for this purpose the Secured Moneys owing in respect of the Redraw Facility Provider will be the Redraw Principal Outstanding;

                              (iv) all other Secured Moneys owing to a
                                   Currency Swap Provider; and

                              (v)  all other Secured Moneys owing to each
                                   Interest Swap Provider;

                         (g)  seventh, to pay rateably to the Class A
                              Noteholders, any Redraw Noteholder and the Redraw Facility Provider, all unreimbursed Principal Charge-Offs and Carryover Principal Charge-Offs constituting remaining Secured Moneys owing in respect of the Class A Notes, any Redraw Notes and the Redraw Facility. Any amount to be paid to the Class A-1 Noteholders and Class A-3 Noteholders must be made in US$ or
                              (euro), as the case may be. The Security Trustee must convert all amounts in A$ payable to the Class A-1 Noteholders and Class A-3 Noteholders under this paragraph at the relevant A$ Exchange Rate;

                          (h) eighth, to pay rateably to the Class A
                              Noteholders, any Redraw Noteholder and the Redraw Facility Provider, all unreimbursed Principal Charge-Offs and Carryover Principal Charge-Offs. Any amount to be paid to the Class A-1 Noteholders and Class A-3 Noteholders must be made in US$ or (euro), as the case may be. The Security Trustee must convert all amounts in A$ payable to the Class A-1 Noteholders and Class A-3 Noteholders under this paragraph at spot rate of exchange it is able to acquire US$ or (euro), as the case may be, in the spot foreign exchange market at that time;

                          (i) ninth, if there are still Secured Moneys
                              owing in respect of the Class A-1 Notes and the Class A-3 Notes, after the application of the preceding paragraphs, to pay rateably the remaining Secured Moneys owing in relation to the Class A-1 Notes and the Class A-3 Notes. Any amount to be paid to the Class A-1 Noteholders and Class A-3 Noteholders must be made in US$ or
                              (euro), as the case may be. The Security Trustee must convert all amounts in A$ payable to the Class A-1 Noteholders and Class A-3 Noteholders under this paragraph at spot rate of exchange


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                                                                            63
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                              it is able to acquire US$ or (euro), as the case
                              may be, in the spot foreign exchange market at that time;

                          (j) tenth, equally to the Class B Noteholders to
                              be applied:

                              (A)  first, rateably towards all unpaid
                                   interest on the Class B Notes;

                              (B)  second, rateably to reduce the
                                   aggregate Invested Amount of the Class B
                                   Notes;

                         (k) eleventh, to pay rateably to each Secured Creditor any monetary liabilities owing to that Secured Creditor under any Transaction Document and not satisfied under the preceding paragraphs;

                         (l)  twelfth, to pay subsequent security
                              interests over the Assets of the Trust of which the Security Trustee is aware, in the order of their priority; and

                         (m) thirteenth, to pay any surplus to the Issuer Trustee to be distributed in accordance with the terms of the Master Trust Deed and this deed. The surplus will not carry interest as against the Security Trustee.

Excluded Amount
                   14.19 The proceeds of any collateral provided by a Support
                         Facility Provider will not be treated as Secured Property available for distribution in accordance with clause 14.18. Any such collateral shall (subject to the operation of any netting provisions in the relevant Support Facility) be returned to the relevant Support Facility Provider except to the extent that the relevant Support Facility requires it to be applied to satisfy any obligation owed to the Issuer Trustee by the relevant Support Facility Provider.

Currency Swap Provider break costs
                   14.20 The Issuer Trustee will apply any premium received
                         by it from a replacement Currency Swap Provider in respect of a Currency Swap towards paying any break costs payable by the Trustee under the relevant Currency Swap Agreement. Any such payment will be made by the Issuer Trustee, at the direction of the Global Trust Manager, to the relevant Currency Swap Provider upon receipt of such amount by the Issuer Trustee.

15   Determinations by Global Trust Manager
------------------------------------------------------------------------------
Determinations by Global Trust Manager
                    15.1 On each Determination Date, the Global Trust Manager
                         will (and where applicable, in respect of the Collection Period ending immediately prior to that Determination Date) determine or otherwise ascertain:

                         (a)  the Finance Charge Collections;

                         (b)  the Other Income;


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                                                                            63
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                         (c)  the Mortgage Insurance Interest Proceeds;

                         (d)  the Available Income;

                         (e)  the Total Available Income;

                         (f)  the Principal Draw, if any;

                         (g)  the Liquidity Draw, if any;

                         (h)  the Expenses of the Trust;

                         (i)  the Required Payments (and each amount
                              comprising the Required Payments);

                         (j)  the Excess Available Income;

                         (k)  the Principal Collections;

                         (l)  the Redraw Shortfall (if any);

                         (m)  the Principal Charge-Offs (if any);

                         (n)  the Carryover Principal Charge-Offs (if
                              any);

                         (o)  the Extraordinary Expenses, if any;

                         (p)  the Enforcement Expenses, if any;

                         (q)  the Tax Shortfall (if any);

                         (r)  the Tax Amount (if any); and

                         (s)  any other relevant determinations.

                    15.2 The Global Trust Manager must:

                         (a) notify the Issuer Trustee of each of the amounts calculated by it in clause 15.1; and

                         (b)  instruct the Issuer Trustee as to the
                              payments to be made by the Issuer Trustee on the relevant Payment Date in accordance with clause 14.

                    15.3 On or before midday on the day which is two Business
                         Days prior to each Payment Date, the Global Trust Manager must:

                         (a) determine any net amounts required to be drawn under Support Facilities on that Payment Date;

                         (b)  notify the Issuer Trustee of such
                              determinations; and

                         (c)  direct the Issuer Trustee to make such
                              drawings.


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16   Global Trust Manager, Issuer Trustee and Servicer Fees
------------------------------------------------------------------------------
Global Trust Manager's fee
                    16.1 For the purposes of clause 26.1 of the Master Trust
                         Deed, and in consideration of the Global Trust Manager performing its function and duties in respect of the Trust, it will be paid a fee by the Issuer Trustee from the Trust quarterly in arrears on each Payment Date equal to the product of:

                         (a) the Total Invested Amount of all Notes on the first day of the Quarter ending immediately before that Payment Date;

                         (b) 0.05% per annum or such other rate as is agreed by the Global Trust Manager and the Issuer Trustee from time to time, notice of which must be sent by the Global Trust Manager to each Current Rating Agency; and

                         (c) the number of days between the immediately preceding Payment Date and the current Payment Date divided by 365 days,

                         provided that the fee payable to the Global Trust Manager in respect of the first period shall be calculated with respect to the number of days between the Closing Date and the first Payment Date.

                         The fee shall accrue due from day to day.

Issuer Trustee's fee
                    16.2 For the purposes of clause 26.2 of the Master Trust
                         Deed, and in consideration of the Issuer Trustee performing its functions and duties in respect of the Trust it will receive a fee, in an amount and calculated in such manner as may be agreed between the Issuer Trustee and the Global Trust Manager from time to time provided there is no Adverse Rating Effect.

Servicer's fee
                    16.3 For the purposes of clause 6.1 of the Servicing
                         Agreement, and in consideration of the Servicer performing its functions and duties in respect of the Trust, it will be paid a fee by the Issuer Trustee from the Trust payable quarterly in arrears on each Payment Date equal to the product of:

                         (a) the aggregate Outstanding Principal Balance of all Housing Loans comprising part of the Purchased Mortgage Loans on the first day of the Quarter ending immediately before that Payment Date;

                         (b) 0.35% per annum or such other rate as is agreed by the Global Trust Manager, the Issuer Trustee and the Servicer from time to time, notice of which must be sent by the Global Trust Manager to each Current Rating Agency; and

                         (c) the number of days between the immediately preceding Payment Date and the current Payment Date divided by 365 days,


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                                                                            66
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                              provided that the fee payable to the Servicer in
                              respect of the first period shall be calculated with respect to the number of days between the Closing Date and the first Payment Date and based on the aggregate Outstanding Principal Balance of all Housing Loans comprising part of the Purchased Mortgage Loans as at the Cut-off Date.

                              That fee shall accrue due from day to day.

Fee and GST
                    16.4 (a) The fees payable to the Issuer Trustee, the Global Trust Manager and the Servicer are inclusive of GST;

                         (b) Each supplier will provide the corresponding recipient with any reasonable documentation required for GST purposes so as to enable the relevant recipient to receive an input tax credit or tax refund for tax purposes.

                                                                            67
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PART 5 - GENERAL

17       Notices
------------------------------------------------------------------------------
Notices
                    17.1 Any notice, request, certificate, approval, demand, consent or other communication to be given under this deed:

                              (a) must be given by an Authorised Person of the relevant party;

                              (b)  must be in writing; and

                              (c)  must be left at the address of the
                                   addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee set out below or as are notified by the party to the other parties as its address for service of communications pursuant to this deed.

                                   Issuer Trustee:

                                   Address:      Level 7
                                                 9 Castlereagh Street
                                                 Sydney  NSW  2000
                                   Facsimile:    (61 2) 8256 1422
                                   Attention:    Manager, Securitisation
                                   E-mail:       as notified from time to time

                                   Global Trust Manager:

                                   Address:      Level 24
                                                 500 Bourke Street
                                                 Melbourne  VIC  3000
                                   Facsimile:    (61 3) 8641 0906
                                   Attention:    Manager, Group Funding
                                   E-mail:       as notified from time to time

                                   Security Trustee:

                                   Address:      Level 7
                                                 9 Castlereagh Street
                                                 Sydney  NSW  2000
                                   Facsimile:    (61 2) 8256 1422
                                   Attention:    Manager, Securitisation
                                   E-mail:       as notified from time to time

                                   Seller:

                                   Address:      Level 24
                                                 500 Bourke Street
                                                 Melbourne  Vic  3000
                                   Facsimile:    (61 3) 8641 4927
                                   Attention:    Company Secretary

                                   Servicer:

                                                                            68
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                                   Address:      Level 1
                                                 120 Spencer Street
                                                 Melbourne  Vic  3000
                                   Facsimile:    (61 3) 9601 7600
                                   Attention:    Head of Servicing and Head of
                                                 Securitisation

Deemed receipt
                    17.2 A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                              (a) where delivered in person, upon receipt at the relevant office;

                              (b) where sent by post, on the third (seventh if outside Australia) day after posting;

                              (c) where sent by facsimile, on production by the dispatching facsimile machine of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                              (d) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

                              However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is deemed to have been received at the commencement of business on the next following Business Day.

18   Counterparts
------------------------------------------------------------------------------
                              This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

19   Damages
------------------------------------------------------------------------------
Claim for Damages
                    19.1 Where this deed provides for damages to be payable by the Seller, the Servicer or the Global Trust Manager to the Issuer Trustee:

                              (a) (claim must be in writing) a written notice of a claim for damages must be provided to the relevant party by the Issuer Trustee;

                              (b) (claim must specify the amount of damages) such notice must specify the amount of damages claimed and how such amount has been determined by reference to the loss incurred as a result of the breach leading to the claim for damages; and

                              (c) (Issuer Trustee must act on instructions) the Issuer Trustee in preparing a notice in accordance with clauses 19.1(a) and (b) will act on the instructions of the Global Trust Manager (in

                                                                            69
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                                   the case of a claim against the Seller or
                                   the Servicer) or take expert advice, if
                                   necessary (in the case of a claim against the Global Trust Manager).

Allocation of Damages
                    19.2 If damages or indemnities are payable to the Issuer Trustee by the Servicer, the Seller or the Global Trust Manager for breach of a representation, warranty or obligation under the Master Trust Deed, this deed or another Transaction Document, such damages (or indemnities, as the case may be) are to be treated as Finance Charge Collections. On each Determination Date the Global Trust Manager must notify the Issuer Trustee of the damages (or the indemnities, as the case may be) received (if any) in the Collection Period just ended.

20   Miscellaneous
------------------------------------------------------------------------------
Certificate
                    20.1 A certificate signed by the Issuer Trustee or its solicitors about a matter or about a sum payable to the Issuer Trustee in connection with this deed is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

Exercise of rights
                    20.2 The Issuer Trustee or an attorney appointed under this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the Issuer Trustee does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the Issuer Trustee to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The Issuer Trustee is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except in the case of the Issuer Trustee, its negligence, fraud or breach of trust.

Waiver and variation
                    20.3 A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

Supervening legislation
                    20.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee in connection with this deed with the result that the Issuer Trustee's rights, powers or remedies are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Approvals and consent
                    20.5 The Issuer Trustee, the Global Trust Manager or an attorney appointed under this deed may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion, unless this deed expressly provides otherwise.


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                                                                            70
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Remedies cumulative
                    20.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Indemnities
                    20.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee and the Global Trust Manager and survives termination of this deed. It is not necessary for the Issuer Trustee or the Global Trust Manager to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

Time of the essence
                    20.8 Time is of the essence in this deed in respect of an obligation of the Issuer Trustee to pay money.

Receipts
                    20.9 The receipt of a Receiver, or an Authorised Person of the Issuer Trustee, releases the person paying money to the Receiver or the Issuer Trustee in connection with this deed from:

                              (a) liability for the money paid or expressed to be received; and

                              (b) being concerned to see to its application or being answerable or accountable for its loss or misapplication.

Acknowledgment
                    20.10 The parties acknowledge and agree that the Issuer Trustee and the Global Trust Manager in exercising their powers and discretions under this deed, and in performing their obligations under this deed, must act in accordance with their duties and obligations under the Transaction Documents in respect of the Trust and may exercise such powers and discretions as provided in the Transaction Documents in respect of the Trust and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to the Transaction Documents in respect of the Trust.

                    20.11 The parties acknowledge that they are bound by the terms of the Master Trust Deed, the Deed of Charge in respect of the Trust and this deed in respect of the Trust.

Disclosure of information
                    20.12 Subject to this deed, the Issuer Trustee is not required (unless ordered so to do by a court of competent jurisdiction or Governmental Authority) to disclose to any Unitholder, Secured Creditor or any other person confidential, financial or other information made available to the Issuer Trustee in connection with this deed.

Rights cumulative
                    20.13 The rights, powers and remedies provided in this deed are cumulative and not exclusive of the rights, powers or remedies provided by law independently of this deed.


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                                                                            71
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Signatures
                    20.14 The Issuer Trustee and the Global Trust Manager may rely on the validity of any signature on any transfer, form of application or other instrument or document unless the Issuer Trustee or the Global Trust Manager (as the case may be) has reasonable grounds to believe that the signature is not genuine. Neither the Issuer Trustee nor the Global Trust Manager is liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made. Any such loss, subject to any right of reimbursement from any other person (including the Global Trust Manager) is to be borne by the relevant Trust in respect of which the loss is incurred.

21   Governing law
------------------------------------------------------------------------------
Governing Law
                    21.1 This deed and each Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the parties to it are governed by the laws in force in the Australian Capital Territory.

Submission to jurisdiction
                    21.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service
                    21.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 17.

22   Limited Recourse - Issuer Trustee
------------------------------------------------------------------------------
                              Clause 2 of the Definitions Schedule applies to this deed as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this deed).

23   Seller Trust
------------------------------------------------------------------------------
Constitution of Seller Trust
                    23.1 Subject to this clause 23, a Seller Trust is constituted upon execution of this deed and the payment of $20 by the Seller to the Issuer Trustee. The Seller Trust Assets of the Seller Trust vest in the Issuer Trustee and are held by the Issuer Trustee on the terms of and subject to this deed.


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Declaration of Trust
                    23.2 The Issuer Trustee declares that it will hold all its right, title and interest in the Seller Trust Assets of the Seller Trust on bare trust for the Seller.

                    23.3      With respect to:

                              (a) the Trust, the Issuer Trustee will hold all of its right, title and interest in so much of any Mortgage Loan, Mortgage Title Documents and Monetary Rights for each Purchased Mortgage Loan from time to time assigned to the Issuer Trustee (including, without limitation, the proceeds of enforcement of that Purchased Mortgage
                                   Loan) as is necessary to enable the full and final repayment of all amounts owing by the Debtor in respect of the Purchased Mortgage Loan, on trust for the Trust; and

                              (b) the Seller Trust, the Issuer Trustee will hold each Other Secured Liability and the balance (if any) of any Mortgage Loans, Mortgage Title Documents and Monetary Rights on trust for the Seller Trust.

Entitlement
                    23.4 The beneficial interest in the Seller Trust Assets relating to the Seller Trust vests absolutely in the Seller.

Dealing with assets
                    23.5      Subject to the terms of this deed:

                              (a)  the Seller is entitled to deal with the
                                   Seller Trust Assets in its absolute
                                   discretion;

                              (b) the Issuer Trustee must not deal with the Seller Trust Assets of the Seller Trust other than in accordance with the directions given to it by the Seller from time to time; and

                              (c) the Issuer Trustee must act in accordance with any direction given to it by the Seller in respect of the Seller Trust Assets,

                              except if the Issuer Trustee considers that it would be illegal for the Issuer Trustee to do so, would constitute a breach of any document, agreement or law or would result in the Issuer Trustee's exposure to a risk of personal liability where the Issuer Trustee is not satisfied, in its absolute discretion, that the Seller will be able to indemnify or reimburse the Issuer Trustee in accordance with clause 23.11.

Treatment of Shared Collateral
                    23.6      Where:

                              (a) a Purchased Mortgage Loan forms part of the Trust;

                              (b) an Other Secured Liability forms part of the Seller Trust; and

                              (c)  the Mortgage which secures the Mortgage
                                   Loan also, in accordance with the terms of this deed, secures the Other Secured Liability,


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                              then all moneys received by the Seller, the
                              Servicer, the Global Trust Manager, or the
                              Issuer Trustee or any receiver, receiver and manager or attorney under or in relation to a Purchased Mortgage Loan or any Other Secured Liability as a result of the enforcement of a Purchased Mortgage Loan shall be applied in accordance with the directions of the Global Trust Manager and in the following order of priority:

                              (d)  first, to meet all costs, charges and
                                   expenses of the Issuer Trustee or the
                                   relevant mortgagee or any receiver,
                                   receiver and manager or attorney incurred in the enforcement of the Purchased Mortgage Loan;

                              (e) second, in satisfaction of amounts owing under the Purchased Mortgage Loan, to be held on the terms of the Trust; and

                              (f) third, as to any excess, in satisfaction of the Other Secured Liability.

                              For the avoidance of doubt, the Seller
                              acknowledges that:

                              (i)  it may not take any action that would
                                   restrict or prevent the transfer of, and its consent will not be required to transfer, Mortgage Loans between trusts, or from the Trust to any other person, in accordance with this deed and the Master Trust Deed or any other action which the Issuer Trustee may take in respect of the Mortgage Loans in accordance with this deed and the Master Trust Deed (provided that the other trust, or the other person, to whom the Mortgage Loans are transferred is made aware of the existence of the interests of the Seller in the Mortgage Loans);

                              (ii) it will not, and has no right to, take any
                                   action which may affect or restrict the
                                   ability of the Issuer Trustee or the
                                   Security Trustee (or any receiver, receiver and manager or attorney appointed by any of them) to take any enforcement action in
                                   respect of a Mortgage Loan. The Seller will not demand, nor will it receive (or be entitled to receive) any payment in respect of an interest in the Mortgage Loan until all payments referred to in clauses 23.6(d) and (e) have been paid in full; and

                             (iii) it may not direct the Issuer Trustee to
                                   take any action with respect to a Seller
                                   Trust Asset that may prejudice the
                                   interests of Unitholders and/or Secured
                                   Creditors.

Proceeds

                    23.7 Subject to clause 23.6, the Seller may retain any proceeds received by it from the Seller Trust Assets of the Seller Trust.

                    23.8 Subject to clause 23.6, the Issuer Trustee must immediately pay to or at the direction of the Seller any proceeds the Issuer Trustee receives in respect of the Seller Trust Assets of the Seller Trust. Any such payment constitutes a good discharge of the Issuer Trustee.


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Claw-Back

                    23.9 The Seller must immediately pay to or at the direction of the Issuer Trustee any payments made erroneously by the Issuer Trustee to the Seller under clause 23.8.

Duties
                    23.10     (a)  The Issuer Trustee owes no fiduciary or
                                   other duties to the Seller in respect of the Seller Trust Assets of the Seller Trust other than as set out in this clause. The Issuer Trustee is not, in any event, liable to the Seller for any loss to the Seller Trust Assets of a Seller Trust as a result of acting on the directions of the Seller or for not acting as a result of the Seller failing to give a direction to the Issuer Trustee. The only recourse of the Seller against the Issuer Trustee in respect of the Seller Trust will be for any loss suffered by the Seller to the extent of the Issuer Trustee's fraud, negligence or breach of trust.

                              (b) The Issuer Trustee has no liability to the Unitholders of the Trust or to the Secured Creditors of the Trust for acting on the directions of the Seller (or for not acting, where the Seller fails to give a direction to the Issuer Trustee) in respect of the Seller Trust Assets that are referable to the Trust.

Indemnity
                    23.11 Without limiting any other indemnity to which the Issuer Trustee is entitled, and subject to clause 23.12, the Seller indemnifies the Issuer Trustee against any cost, expense, loss or liability incurred by the Issuer Trustee as a result of any dealing with the Seller Trust Assets by the Seller, the Issuer Trustee complying with directions given to it by the Seller in respect of any Seller Trust Assets or as a result of not acting if the Seller gives it no direction. The Seller must pay or reimburse the Issuer Trustee on demand for all expenses payable in connection with this indemnity. The provisions of clause 2 of the Definitions Schedule and clauses 12.3, 12.5 and 12.8 to
                              12.24 (inclusive) of the Master Trust Deed apply to the Seller Trust as if it were a "Trust" as defined in the Master Trust Deed.

                    23.12     The indemnity given by the Seller in clause
                              23.11 will not apply to the extent that the relevant cost, expense, loss or liability arises as a result of the Issuer Trustee's fraud, negligence or breach of trust.

Termination
                    23.13 Subject to this deed, the Seller Trust terminates when the Issuer Trustee ceases to have any right to or interest in, the Seller Trust Assets of the Seller Trust.

Transfer
                    23.14     If:

                              (a)  any Purchased Mortgage Loans are
                                   transferred from the Trust to another trust in accordance with this deed or the Master Trust Deed; and

                              (b)  a Seller Trust exists in respect of any
                                   such Mortgage Loans,


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                              then, subject to this deed, the Seller Trust in
                              respect of the relevant Mortgage Loans will cease to exist in respect of the Trust from which those Mortgage Loans are transferred and the Seller Trust established under this deed to which those Mortgage Loans are transferred will from that time apply to those Mortgage Loans. The consent or approval of the Seller is not required in respect of such a transfer.

Other liabilities
                    23.15 The Seller may provide additional or further financial accommodation to a Debtor which is secured by a Shared Security (other than any such financial accommodation provided in respect of a Purchased Mortgage Loan) which has been assigned to the Trust after that assignment has taken place.

Shared Securities

                    23.16     (a)  The Issuer Trustee must not, and the Global
                                   Trust Manager must not direct the Issuer
                                   Trustee to, sell, transfer or grant any
                                   Security Interest over any Shared Security which is held by it partly as trustee for the Trust and partly by it as trustee for the Seller Trust without notifying the relevant transferee or holder of the Security Interest of the existence of the interest of the Seller as beneficiary of the Seller Trust in that Shared Security.

                              (b) The Seller (as beneficiary of the Seller Trust) has the power, in the case of a Shared Security over Land, to lodge a caveat over any Shared Security where the Issuer Trustee has, in breach of clause 23.16(a) sold, transferred or granted any Security Interest or the Seller reasonably believes that the Issuer Trustee will sell, transfer or grant any Security Interest.

24   Seller Provisions
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Set-Off
                    24.1 If the Seller exercises a right of set-off or combination in respect of any Mortgage Loan, or if any right of set-off is exercised against the Seller in respect of any Mortgage Loan, the Seller must pay to the Issuer Trustee, subject to any laws relating to preferences (or the equivalent), the amount of, respectively, any benefit accruing to the Seller as a result of the exercise of its right of set-off or combination or the amount of any right of set-off exercised against the Seller.

Seller Downgrade
                    24.2 If at any time the Seller has a short term deposit credit rating assigned by Moody's which is lower than P-1 (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and Moody's) or has a short term deposit credit rating assigned by S&P which is lower than A-1+ (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and S&P) then (whether or not clause 24.5 has previously applied) the Seller must:

                              (a) (make a Seller Deposit): as a prepayment of its obligations pursuant to clause 24.1, pay to the Issuer Trustee the amount of any set-off that may thereafter be exercised against the Seller, deposit or maintain in an account ("Set-Off Account") with an


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                                   Eligible Bank which has a short term credit
                                   rating of A-1+ from S&P (which may be the Collections Account while the holder of the Collections Account is rated in this manner) on each Payment Date thereafter (after giving effect to the payments to be made on that Payment Date) an amount which is the greater of the following ("Seller Deposit"):

                                   (i)  in the case of a lower rating by S&P,
                                        the amount from time to time agreed
                                        with S&P or, failing agreement, the
                                        amount from time to time specified by
                                        S&P, which is sufficient in either
                                        case (as applicable) so as to not
                                        result in an Adverse Rating Effect in
                                        respect of S&P; or

                                   (ii) in the case of a lower rating by
                                        Moody's), unless otherwise agreed by
                                        Moody's, an amount equal to 125% of
                                        the aggregate of the amounts then
                                        standing to the credit of the deposit
                                        accounts held by Debtors with Housing
                                        Loans that comprise part of the
                                        Purchased Mortgage Loans that do not
                                        have a Waiver of Set-Off as at the
                                        preceding Payment Date; or

                              (b) (Other arrangements): implement such other arrangements as are from time to time agreed between the Seller and S&P (in the case of a lower rating by S&P) or Moody's (in the case of a lower rating by Moody's) (and notified by the Seller to the Issuer Trustee and the Global Trust Manager) so as to ensure that an Adverse Rating Effect does not result in respect of either S&P or Moody's (as the case may be) if such other arrangements cannot be so agreed with S&P or Moody's (as the case may be), the Seller must comply with clause 24.2(a) in relation to S&P or Moody's (as the case may be), provided that the Seller will not have any obligation pursuant to this clause 24.2 if all Housing Loans which are part of the Purchased Mortgage Loans which are Assets of the Trust have a Waiver of Set-Off.

Reduction or increase of Seller Deposit
                    24.3 If on a Payment Date to which clause 24.2 applies:

                              (a)  (Reduction): the required amount of the
                                   Seller Deposit pursuant to clause 24.2(a) is less than the existing amount of the Seller Deposit, the Global Trust Manager will direct the Issuer Trustee to repay (and upon receipt of such direction the Issuer Trustee will repay on that Payment
                                   Date) to the Seller from the Set-Off
                                   Account the difference between the required amount of the Seller Deposit on that Payment Date and the existing amount of the Seller Deposit; and

                              (b)  (Increase): the required amount of the
                                   Seller Deposit pursuant to clause 24.2(a) is greater than the existing amount of the Seller Deposit, the Seller will deposit in the Set-Off Account on that Payment Date the difference between the required


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                                   amount of the Seller Deposit on that
                                   Payment Date and the existing amount of the Seller Deposit.

Interest on Seller Deposit
                    24.4 On each Determination Date, the Global Trust Manager will determine the amount (if any) that has been received in the Collection Period just ended in respect of interest that has been earned on the Set-Off Account and which is attributable to the Seller Deposit (if any) deposited in the Set-Off Account and will instruct the Issuer Trustee to pay such interest to the Seller on the next Payment Date.

Seller Upgrade
                    24.5 If, following the application of clause 24.2(a), the Seller is assigned (by the relevant Current Rating Agency or Current Rating Agencies responsible for triggering the application of the clause) a short term deposit credit rating by Moody's of at least P-1 (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and Moody's) or a short term deposit credit rating by S&P of at least A-1+ (or such other rating as is agreed between the Global Trust Manager, the Issuer Trustee, the Seller and S&P), or if alternative arrangements referred to in clause 24.2(b) are agreed (with the relevant Current Rating Agency or Current Rating Agencies referred to therein) which do not require the maintenance of a Seller Deposit, the Global Trust Manager will direct the Issuer Trustee to repay (and within 2 Business Days of receipt of such direction of the Issuer Trustee will repay) to the Seller from the Set-Off Account the then Seller Deposit (which has not previously been utilised in accordance with clause 24.7(b)) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 24.4.

Termination of Trust or Amendments to Mortgage Loans
                    24.6      On the earlier of:

                              (a) the date upon which all Housing Loans that comprise part of the Purchased Mortgage Loans which are Assets of the Trust have a Waiver of Set-Off;

                              (b)  the Termination Date; and

                              (c) the Payment Date immediately following the occurrence of a Title Perfection Event,

                              the Global Trust Manager will direct the Issuer Trustee to repay (and upon receipt of such direction the Issuer Trustee will repay) to the Seller from the Set-Off Account the then Seller Deposit (which has not previously been utilised in accordance with clause 24.7(b)) together with all accrued, but unpaid, interest on that amount determined in accordance with clause 24.4.

Withdrawals from the account
                    24.7 The Global Trust Manager may only direct the Issuer Trustee to, and the Issuer Trustee may only, make withdrawals from the Seller Deposit in the Set-Off Account as follows:


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                              (a)  (Repay Seller Deposit) to repay to the
                                   Seller the Seller Deposit pursuant to
                                   clauses 24.3(a), 24.5 and 24.6; or

                              (b)  (meet Seller obligations) to meet any
                                   obligation of the Seller (in that capacity) to make any payment to the Issuer Trustee pursuant to clause 24.1 in relation to the amount of any right of set-off exercised against the Seller referred to therein, provided that the Seller has failed to make such payment within 20 Business Days of receipt by the Seller of notice from the Issuer Trustee or the Global Trust Manager that such payment is due and unpaid.

25   Tax Reform
------------------------------------------------------------------------------
                         25.1     The parties acknowledge that:

                              (a) the Commonwealth Government has announced its intention to take steps to avoid tax abusive trusts which may include taxing some trusts as companies;

                              (b)  under the New Business Tax System
                                   (Consolidation) Act (No. 1) 2002, if the
                                   Trust becomes a member of a consolidated group of companies and trusts for tax purposes ("Consolidated Group"), the Issuer Trustee could be liable for all, or a share, of a tax-related liability of the head company of that consolidated group ("Group Tax Liability") if:

                                   (i)  the head company of the consolidated
                                        tax group does not pay that Group Tax
                                        Liability by the time it becomes due
                                        and payable; and

                                   (ii) that Group Tax Liability is not
                                        covered by a tax sharing agreement
                                        which complies with the requirements
                                        set out in any regulations, and is in
                                        accordance with any guidelines
                                        published by the Commissioner of
                                        Taxation concerning what is a
                                        reasonable allocation of group tax
                                        liabilities of a consolidated tax
                                        group among certain members of that
                                        group, or is otherwise accepted by the
                                        Commissioner of Taxation as being such
                                        a reasonable allocation ("Tax Sharing
                                        Agreement");

                              (c)  it is in the interest of all parties,
                                   including the Issuer Trustee, the
                                   Noteholders, any other Secured Creditors and the holder of any Unit, that:

                                   (i)  the Issuer Trustee always be in a
                                        position to pay any tax liability when
                                        due; and

                                   (ii) the payment of tax by the Issuer
                                        Trustee must not affect the amount of
                                        principal or interest payable on the
                                        Notes or the timing of such payments.

                    25.2 The Global Trust Manager must promptly advise the Issuer Trustee if the Trust becomes a member of a Consolidated Group and if the


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                              Global Trust Manager considers the Issuer Trustee
                              would, but for the actions taken at either paragraphs (a) or (b) below, be liable for any Group Tax Liability:

                              (a) the Global Trust Manager shall procure that the head company of such Consolidated Group will ensure that the Group Tax Liabilities of the Consolidated Group are covered by a Tax Sharing Agreement which provides for an allocation of the Consolidated Group's tax liabilities to the Trust that is acceptable to the Issuer Trustee acting reasonably in the circumstances (and the Issuer Trustee acknowledges that a nil allocation of the Consolidated Group's tax liabilities will be acceptable to it) and shall provide evidence of such a Tax Sharing Agreement being in place:

                                   (i)  at the time the Trust becomes a member
                                        of the Consolidated Group; and

                                   (ii) on each occasion that there is any
                                        alteration, amendment or replacement
                                        of a Tax Sharing Agreement covering
                                        the tax liabilities of the
                                        Consolidated Group;

                              (b) if the head company of that Consolidated Group does not at the time the Trust becomes a member of the Consolidated Group, or at any subsequent time, provide evidence to the satisfaction of the Issuer Trustee (which may rely upon the advice of tax lawyers, among others) that the Group Tax liabilities of the Consolidated Group are covered by a Tax Sharing Agreement, that apportions those tax liabilities to the Issuer Trustee on a basis acceptable to the Issuer Trustee (and the Issuer Trustee acknowledges that a nil allocation of the Group Tax Liabilities will be acceptable to
                                   it) then the Global Trust Manager shall, as soon as is practicable, take steps to ensure that the Trust ceases to be a member of that Consolidated Group, which may include issuing (or directing the Issuer Trustee to issue) additional Units in the Trust to an entity which is not a member of the Consolidated Group;

                               (c) in respect of any period that the Trust is
                                   a member of the Consolidated Group either as contemplated in paragraph (a) above or prior to any deconsolidation contemplated in paragraph (b) above, the Global Trust Manager shall promptly consult with the Issuer Trustee to determine what changes, if any, are necessary to the cashflow allocation methodology specified in clause 14 (which may not include changes to the amounts of any fees payable by the Issuer Trustee without the consent of the relevant recipient and confirmation from each Current Rating Agency that any such change will not give rise to an Adverse Rating Event) in the relevant amending deed and/or the Transaction Documents to achieve the objective referred to in clause 25.1(c) (the "Objective") and:

                                   (i)  the Global Trust Manager shall, as
                                        soon as practicable, provide a written
                                        recommendation to the Issuer

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                                        Trustee and a draft amending deed
                                        ("Consolidations Amending Deed") that
                                        if executed will achieve the Objective;
                                        and

                                   (ii) upon the Issuer Trustee being notified
                                        that the draft Consolidations Amending
                                        Deed will achieve the Objective (and
                                        in this regard the Issuer Trustee may
                                        rely (amongst others) upon the advice
                                        of tax lawyers) the Issuer Trustee and
                                        the Global Trust Manager shall execute
                                        the Consolidations Amending Deed and,
                                        subject to the terms of the tax
                                        advice, the Global Trust Manager must
                                        direct the Issuer Trustee to apply the
                                        balance of the Tax Account to the
                                        extent not required to be applied in
                                        paying any Tax as Available Income on
                                        the next Determination Date;

                              (d)  without limiting the operations of
                                   paragraphs (b) and (c), in respect of any period during which the Trust is a member of a Consolidated Group, the Global Trust Manager must:

                                   (i)  direct the Issuer Trustee in writing
                                        to open the Tax Account; and

                                   (ii) on each Payment Date direct the Issuer
                                        Trustee in writing to set aside into
                                        the Tax Account the required Tax
                                        Amount and Tax Shortfall, as
                                        determined by the Global Trust
                                        Manager, from Total Available Funds in
                                        accordance with clause 14.8. The
                                        Global Trust Manager must direct the
                                        Issuer Trustee to apply the funds in
                                        the Tax Account in paying any Tax when
                                        due and payable by the Issuer Trustee
                                        in respect of the Trust;

                              (e)  the Issuer Trustee is entitled to be
                                   indemnified out of the Assets of the Trust for any liability it incurs if the Commissioner of Taxation determines that, despite the measures adopted in paragraphs
                                   (a) and (b) above, the Issuer Trustee has a liability to any part of the Group Tax Liabilities of the Consolidated Group that are not able to be satisfied from the Tax Account.

                         25.3 If and when draft legislation (other than draft legislation dealing with the Consolidation Group rules) is introduced into Federal Parliament, and the result of that draft legislation if it becomes law will be that the Issuer Trustee will become liable to pay tax on the net income of the Trust, or any part of it, then:

                              (a)  the Global Trust Manager shall promptly
                                   consult with the Issuer Trustee to
                                   determine what changes, if any, are
                                   necessary to the cashflow allocation
                                   methodology specified in clause 14 (which may not include changes to the amounts of any fees payable by the Issuer Trustee without the consent of the relevant recipient and confirmation from each Current Rating Agency that any such change will not give rise to an Adverse

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                                                                            81
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                                   Rating Event) in the relevant amending deed
                                   and/or the Transaction Documents to achieve the Objective;

                              (b)  without limiting the operations of
                                   paragraphs (a) and (c) of this clause, the Global Trust Manager must:

                                   (i)  direct the Issuer Trustee in writing
                                        to open the Tax Account; and

                                   (ii) on each Payment Date direct the Issuer
                                        Trustee in writing to set aside into
                                        the Tax Account the required Tax
                                        Amount and Tax Shortfall, as
                                        determined by the Global Trust
                                        Manager, from Total Available Funds in
                                        accordance with clause 14.8. The
                                        Global Trust Manager must direct the
                                        Issuer Trustee to apply the funds in
                                        the Tax Account in paying any Tax when
                                        due and payable by the Issuer Trustee
                                        in respect of the Trust;

                              (c) within one month of the draft legislation being introduced into parliament (or such longer time as the Issuer Trustee permits) the Global Trust Manager shall provide a written recommendation to the Issuer Trustee and a draft amending deed ("Trusts Amending Deed") that if executed will achieve the Objective; and

                              (d) upon the Issuer Trustee being notified that the draft Trusts Amending Deed will achieve the Objective (and in this regard the Issuer Trustee may rely (amongst others) upon the advice of tax lawyers) the Issuer Trustee and the Global Trust Manager shall execute the Trusts Amending Deed and, subject to the terms of the tax advice, the Global Trust Manager must direct the Issuer Trustee to apply the balance of the Tax Account to the extent not required to be applied in paying any Tax as Available Income on the next Determination Date.

                         25.4 Provided that the Issuer Trustee receives written advice from an experienced and reputable tax lawyer or tax accountant to the effect that if the Cashflow Allocation Methodology, as amended by the Consolidations Amending Deed or the Trusts Amending Deed, is followed the Objective will be met, and each Designated Rating Agency confirms that the provisions of the relevant Amending Deed will not cause a qualification, downgrade or withdrawal of any rating assigned to the Notes:

                              (a) the Issuer Trustee shall not be obliged to obtain the consent of any Noteholder, Secured Creditor or any holder of a Units to the relevant Amending Deed except in the case of a recipient of a fee if any change is proposed to the fee payable to that party, and

                              (b) subject to its terms, the Consolidations Amending Deed or Trusts Amending Deed shall be effective when executed, and may:

                                                                            82
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                                   (i)  permit the Issuer Trustee to
                                        accumulate a reserve out of moneys
                                        that would otherwise be payable to the
                                        holders of Units; and/or

                                   (ii) provide for Tax to be paid out of
                                        moneys that would otherwise have been
                                        payable to the holders of Units.

26       Amendment to Servicing Agreement
-------------------------------------------------------------------------------
                                  The Issuer Trustee, the Global Trust Manager and the Servicer agree to amend the Servicing Agreement by replacing clause 1.2 with:

                                           "Except to the extent to which
                                           words and phrases are otherwise
                                           defined in this agreement, words
                                           and phrases defined in the
                                           Supplemental Deed for the Relevant
                                           Trust or, if not defined in that
                                           deed, the Definitions Schedule
                                           shall bear the same meaning in this
                                           agreement. In the event of any
                                           inconsistency between a definition
                                           in this agreement and a definition
                                           in the Supplemental Deed for the
                                           Relevant Trust or the Definitions
                                           Schedule, the definitions in this
                                           agreement will prevail. Any
                                           amendment to the Definitions
                                           Schedule will only apply to this
                                           agreement if that amendment has
                                           been made in accordance with this
                                           agreement."


EXECUTED as a deed.

                                                                            83
-------------------------------------------------------------------------------

Schedule 1                       Register
-------------------------------------------------------------------------------
Register
                                  1        The Issuer Trustee must, in respect
                                           of the Trust, keep an up to date
                                           Register in respect of that Trust.
                                           The Issuer Trustee must enter into
                                           the Register:

                                           (a)      the name of the Trust;

                                           (b)      the names and addresses of
                                                    the Noteholders;

                                           (c)      the number of Notes held
                                                    by each Noteholder;

                                           (d)      the date on which each
                                                    Noteholder was first
                                                    registered in the
                                                    Register;

                                           (e)      the date on which any
                                                    person ceases to be a
                                                    Noteholder;

                                           (f)      the class of Note issued;

                                           (g)      the A$ Note Interest Rate
                                                    payable in relation to the
                                                    Note;

                                           (h)      the Final Maturity Date
                                                    (if applicable) in
                                                    relation to the Note;

                                           (i)      the account into which any
                                                    payments to a Noteholder
                                                    are to be paid (if
                                                    applicable);

                                           (j)      the Invested Amount and
                                                    Stated Amount, if any, in
                                                    relation to the Note; and

                                           (k)      any other particulars the
                                                    Global Trust Manager and
                                                    the Issuer Trustee agree
                                                    are desirable or as
                                                    required under this deed.

Issuer Trustee not liable for mistake
                                  2        The Issuer Trustee is not liable
                                           for any mistake in the Register or
                                           in any purported copy except to the
                                           extent that the mistake is
                                           attributable to the Issuer
                                           Trustee's own fraud, negligence or
                                           breach of trust.

Global Trust Manager accept correctness
                                  3        The Global Trust Manager is
                                           entitled to accept the correctness
                                           of all information contained in the
                                           Register and is not liable to any
                                           person for any error in it.

Inspection
                                  4        The Global Trust Manager, or
                                           Noteholders and their authorised
                                           representatives may inspect that
                                           part of the Register which relates
                                           to the Noteholder free of charge
                                           and on reasonable notice. The
                                           Issuer Trustee shall give a copy of
                                           the Register or part of it to the
                                           Global Trust Manager within 3
                                           Business Days of receipt of a
                                           request from the Global Trust
                                           Manager.

                                                                            84
-------------------------------------------------------------------------------
Change in information
                                  5        A Noteholder must advise the Issuer
                                           Trustee of any change to the
                                           information noted in the Register
                                           in respect of that Noteholder. Upon
                                           receipt of such advice, the Issuer
                                           Trustee must promptly update the
                                           information contained in the
                                           Register.

Closure
                                  6        The Issuer Trustee from time to
                                           time may close the Register but no
                                           part of the Register may be closed
                                           for more than 30 days in aggregate
                                           in any calendar year.

Notice of other interest
                                  7        Except as otherwise provided in
                                           this deed, no notice of any trust,
                                           whether express, implied or
                                           constructive, shall be entered in
                                           the Register and neither the Issuer
                                           Trustee nor the Global Trust
                                           Manager shall be affected by or
                                           compelled to recognise (even when
                                           having notice of it) any right or
                                           interest in any Note other than the
                                           Noteholders' absolute right to the
                                           entirety of them and the receipt by
                                           a Noteholder shall be a good
                                           discharge to the Issuer Trustee and
                                           Global Trust Manager.

Information
                                  8        The Global Trust Manager shall
                                           furnish the Issuer Trustee with
                                           such information as the Issuer
                                           Trustee may reasonably require to
                                           maintain the Register.

Closure to calculate entitlement
                                  9        In order to calculate Noteholder
                                           entitlements and interest
                                           entitlements, the Register may be
                                           closed by the Issuer Trustee from
                                           3:30 pm on such Business Day as the
                                           Global Trust Manager may determine
                                           from time to time (not exceeding 5
                                           Business Days) and recommence at
                                           the commencement of business on the
                                           Business Day immediately following
                                           the day the Noteholder entitlements
                                           and any coupon or interest are
                                           payable.

Appointment of third party registrar
                                  10       The Issuer Trustee, with the
                                           approval of the Global Trust
                                           Manager, may cause the Register to
                                           be maintained by a third party on
                                           its behalf and require that person
                                           to discharge the Issuer Trustee's
                                           obligations under this deed in
                                           relation to the Register. The
                                           Issuer Trustee is not liable for
                                           any act or omission of such person
                                           provided the Issuer Trustee has
                                           taken reasonable steps to select a
                                           person competent to perform this
                                           function.

Conclusiveness of Register
                                  11       An Acknowledgment is not a
                                           certificate of title as to Notes and
                                           the Register is the only conclusive
                                           evidence of title to Notes.

Worn out or lost Acknowledgment
                                  12       If an Acknowledgment becomes worn
                                           out or defaced, then upon
                                           production of it to the Issuer
                                           Trustee, a replacement will be
                                           issued. If an Acknowledgment is
                                           lost or destroyed, and

                                                                            85
-------------------------------------------------------------------------------
                                           upon proof of this to the
                                           satisfaction of the Issuer Trustee
                                           and the provision of such indemnity
                                           as the Issuer Trustee considers
                                           adequate, a replacement
                                           Acknowledgment will be issued. A
                                           fee not exceeding $10 may also be
                                           charged by the Issuer Trustee for
                                           the new Acknowledgment if it so
                                           requires.

Rectification of Register
                                  13       If:

                                           (a)      an entry is omitted from
                                                    the Register;

                                           (b)      an entry is made in the
                                                    Register otherwise than in
                                                    accordance with this deed;

                                           (c)      an entry wrongly exists in
                                                    the Register;

                                           (d)      there is an error or
                                                    defect in any entry in the
                                                    Register; or

                                           (e)      a default is made or an
                                                    unnecessary delay takes
                                                    place in entering into the
                                                    Register that any person
                                                    has ceased to be the
                                                    holder of a Note or any
                                                    other information,

                                           the Issuer Trustee may rectify the
                                           same and the Issuer Trustee is not
                                           liable for any loss, costs or
                                           liability incurred as a result of
                                           any of the foregoing occurring.

                                                                            86
-------------------------------------------------------------------------------
Schedule 2                       Transfer of Notes
-------------------------------------------------------------------------------
Form of transfer
                                  1        All transfers of Notes must be in
                                           writing in the form of the transfer
                                           as agreed between the Global Trust
                                           Manager and the Issuer Trustee
                                           ("Transfer Form").

Execution of transfer
                                  2        Every Transfer Form must be duly
                                           completed, duly stamped (if
                                           applicable), executed by the
                                           transferor and the transferee and
                                           delivered to the Issuer Trustee
                                           together with the Acknowledgment
                                           relating to the Notes to be
                                           transferred. The transferor is
                                           deemed to remain the owner of the
                                           Notes for all purposes until the
                                           name of the transferee is entered
                                           into the Register.

Restrictions on transfer
                                  3        A Noteholder is only entitled to
                                           transfer any Notes if:

                                           (a)      the offer or invitation to
                                                    the proposed transferee by
                                                    the Noteholder in relation
                                                    to the Notes does not
                                                    require disclosure to
                                                    investors in accordance
                                                    with Part 6D.2 of the
                                                    Corporations Act; and

                                           (b)      the transfer would not
                                                    otherwise breach any
                                                    restriction on transfer of
                                                    the Notes contained in the
                                                    Master Trust Deed or this
                                                    deed.

Issuer Trustee may refuse to register
                                  4        The Issuer Trustee may refuse to
                                           register any Transfer Form:

                                           (a)      if it is not duly
                                                    completed, executed and
                                                    stamped (if necessary);

                                           (b)      if it contravenes or fails
                                                    to comply with the terms
                                                    of this deed; or

                                           (c)      if the transfer would
                                                    result in a contravention
                                                    of or failure to observe
                                                    the provisions of a law of
                                                    a state or territory of
                                                    the Commonwealth of
                                                    Australia, or of the
                                                    Commonwealth of Australia,
                                                    or any other relevant
                                                    laws.

                                           The Issuer Trustee is not bound to
                                           give any reason for refusing to
                                           register any Transfer Form and its
                                           decision is final, conclusive and
                                           binding. If the Issuer Trustee
                                           refuses to register a Transfer
                                           Form, it must, as soon as
                                           practicable following that refusal,
                                           send to the Noteholder and to the
                                           parties seeking to take the
                                           transfer of the Notes notice of
                                           that refusal. The Issuer Trustee
                                           has no obligation to enquire
                                           whether a transfer of Notes
                                           complies with the restrictions in
                                           this deed.

Registration of transferee
                                  5        Subject to the terms of this
                                           schedule, the Issuer Trustee must
                                           upon receipt of a Transfer Form
                                           register the transferee in the

                                                                            87
-------------------------------------------------------------------------------

                                           Register. No fee is to be charged
                                           for the registration of any
                                           Transfer Form.

No transfer if Register closed
                                  6        The Issuer Trustee may refuse to
                                           register any Transfer Form for such
                                           period as the Register is closed
                                           for any purpose.

Rights and obligations of transferee
                                  7        Notes are negotiable.  A transferee
                                           of Notes pursuant to this deed has
                                           the following rights and obligations
                                           from the time of registration:

                                           (a)      all those rights which the
                                                    transferor previously had;
                                                    and

                                           (b)      all those obligations of a
                                                    Noteholder as provided by
                                                    this deed as if the
                                                    transferee was originally
                                                    a party to it.

When transfer effective
                                  8        Subject to refusal by the Issuer
                                           Trustee to register a transfer of
                                           Notes under this schedule, and
                                           subject to condition 9, a Transfer
                                           Form is deemed for the purposes of
                                           this deed to take effect and be
                                           registered from the beginning of
                                           the Business Day on which the
                                           Transfer Form was received by the
                                           Issuer Trustee, except that if a
                                           Transfer Form is received by the
                                           Issuer Trustee after 4.00 pm in
                                           Sydney, the Transfer Form is deemed
                                           not to be effective until the next
                                           Business Day (when the Register is
                                           open) following its receipt by the
                                           Issuer Trustee.

Transfer Form received when Register closed
                                  9        Where a Transfer Form is received
                                           by the Issuer Trustee during any
                                           period when the Register is closed
                                           under this deed, or on any day
                                           which is not a Business Day, the
                                           Transfer Form is deemed to be
                                           effective and registered (subject
                                           to refusal by the Issuer Trustee to
                                           register a transfer) from the
                                           beginning of the first Business Day
                                           on which the Register is re-opened.

Issue of Acknowledgment
                                  10       Whenever, in respect of a transfer,
                                           the Issuer Trustee is required
                                           under this deed to register a
                                           person as a Noteholder, the Issuer
                                           Trustee must issue by mail to the
                                           transferee (at the address stated
                                           on the Transfer Form), or arrange
                                           for the relevant Noteholder to
                                           collect from the Issuer Trustee,
                                           within 10 Business Days of such
                                           registration, an Acknowledgment to
                                           the transferee in respect of the
                                           relevant Notes and, where some, but
                                           not all, Notes held by a Noteholder
                                           have been transferred, issue a new
                                           Acknowledgment (within 10 Business
                                           Days of the registration) to the
                                           transferor as confirmation of the
                                           balance of the Notes registered in
                                           the name of the transferor.

Form of Acknowledgment
                                  11       Acknowledgments may be engraved,
                                           lithographed or printed and must be
                                           signed, either manually,
                                           mechanically, electronically, by
                                           facsimile or by other means agreed
                                           between

-------------------------------------------------------------------------------
                                           the Global Trust Manager and the
                                           Issuer Trustee, by an Authorised
                                           Person or other delegate of the
                                           Issuer Trustee.

Payments to transferee
                                  12       Subject to this deed, upon entry of
                                           a transferee in the Register, the
                                           transferee is ipso facto entitled
                                           to receive any payments then due or
                                           which become due to the Noteholder
                                           and the Issuer Trustee is
                                           discharged for any such payment
                                           made to the transferee and, without
                                           limiting the foregoing, whether or
                                           not the entitlement to payment
                                           wholly or partly arose or accrued
                                           prior to the transfer, except that
                                           where a transfer is received after
                                           the closure of the Register as
                                           referred to in this deed for the
                                           purpose of determining entitlements
                                           to interest or principal, but prior
                                           to the date upon which that
                                           interest or principal is due to be
                                           paid in respect of the relevant
                                           Notes, then that interest and
                                           principal must be paid to the
                                           transferor and not the transferee.

Marked transfers
                                  13       The Issuer Trustee must, unless the
                                           parties otherwise agree, provide
                                           marking services in the manner set
                                           out in this schedule at the Issuer
                                           Trustee's offices or the offices of
                                           a third party appointed pursuant to
                                           this deed in Sydney. If the Issuer
                                           Trustee or a third party is
                                           requested by a Noteholder to mark a
                                           Transfer Form, the Issuer Trustee
                                           or the third party must so mark the
                                           Transfer Form. Until a period of 90
                                           days (or such other period as
                                           determined by the Global Trust
                                           Manager and the Issuer Trustee) has
                                           elapsed from the date any Transfer
                                           Form is so marked, the Issuer
                                           Trustee or any third party must not
                                           register any Transfer Form in
                                           respect of such Notes except that
                                           marked Transfer Form.

Reliance on documents
                                  14       The Issuer Trustee is entitled to
                                           accept and assume the authenticity
                                           and genuineness of any Transfer
                                           Form or any other document unless
                                           the Issuer Trustee has reasonable
                                           grounds to believe that it has not
                                           been duly executed. The Issuer
                                           Trustee is not bound to enquire
                                           into the authenticity or
                                           genuineness of any Transfer Form or
                                           other document, nor incurs any
                                           liability for registering any
                                           Transfer Form which is subsequently
                                           discovered to be a forgery or
                                           otherwise defective, unless the
                                           Issuer Trustee had actual notice of
                                           such forgery or defect at the time
                                           of registration of such Transfer
                                           Form.

Specimen signatures
                                  15       The Issuer Trustee may (but need
                                           not) require each Noteholder to
                                           submit specimen signatures (and, in
                                           the case of a corporation, may
                                           require those signatures to be
                                           authenticated by a secretary or
                                           director of such Noteholder) of
                                           persons authorised to execute
                                           Transfer Forms on behalf of such
                                           Noteholder and is entitled to
                                           assume (until notified to the
                                           contrary) that such authority has
                                           not been revoked.

                                                                            89
-------------------------------------------------------------------------------

Persons entitled on transmission
                                  16       If a Noteholder dies, the Issuer
                                           Trustee and the Global Trust
                                           Manager will recognise only the
                                           survivor or survivors (where the
                                           deceased was a joint holder) or the
                                           administrators (in all other cases)
                                           as having any title to the Notes
                                           registered in the name of the
                                           deceased.

Registration on transmission
                                  17       A person who becomes entitled to a
                                           Note (and gives evidence of that
                                           entitlement to the Global Trust
                                           Manager in a form satisfactory to
                                           the Global Trust Manager and the
                                           Issuer Trustee) because of the
                                           death, insolvency, bankruptcy,
                                           insanity or other disability of a
                                           Noteholder is entitled to be
                                           registered as the Noteholder or to
                                           nominate some other person to be
                                           registered as the Noteholder.

Notice of election
                                  18       To effect a registration under
                                           condition 17, the person must give
                                           a written notice to the Global
                                           Trust Manager and the Issuer
                                           Trustee requesting the
                                           registration. If the Notes are to
                                           be registered in the name of a
                                           nominee of the person, the person
                                           must also execute a transfer of the
                                           Notes to the nominee. All the
                                           provisions of this deed relating to
                                           the registration of transfers apply
                                           to such a notice or transfer as if
                                           it were a transfer executed by a
                                           Noteholder.

Rights of transmittee prior to registration
                                  19       A person who becomes entitled to a
                                           Note because of the death,
                                           insolvency, bankruptcy, insanity or
                                           other disability of a Noteholder is
                                           entitled to receive and may give a
                                           discharge for all money payable in
                                           respect of the Notes.

                                                                            90
-------------------------------------------------------------------------------
Execution page

SIGNED SEALED AND DELIVERED                                /s/ Kate Hamblin
by  Kate Hamblin                                     )     ................
    ---------------------------------------------    )
as attorney for PERPETUAL TRUSTEE COMPANY LIMITED    )     By executing this deed the attorney states that
under power of attorney dated 21 September 2004      )     the attorney has received no notice of
                              -----------------      )     revocation of the power of attorney
in the presence of:                                  )
                                                     )
/s/ Ian Edmonds - Wilson                             )
----------------------------------                   )
Signature of witness                                 )
                                                     )
Ian Edmonds - Wilson                                 )
----------------------------------                   )
Name of witness (block letters)                      )
                                                     )
                                                     )
                                                     )
                                                     )

SIGNED, SEALED AND DELIVERED                               /s/ Michael White
                                                           ..................
by Michael White                                     )     By executing this deed the attorney states that
   ----------------------------------                )     the attorney has received no notice of revocation
as attorney for NATIONAL GLOBAL MBS MANAGER PTY      )     of the power of attorney
LTD under power of attorney dated 21 September       )
2004 in the presence of:                             )
                                                     )
/s/ Jason Elphick                                    )
----------------------------------                   )
Signature of witness                                 )
                                                     )
Jason Elphick                                        )
----------------------------------                   )
Name of witness (block letters)                      )
                                                     )
                                                     )
                                                     )
SIGNED SEALED AND DELIVERED
                                                           /s/ Michael White
by  /s/ Michael White                                )     .................
    ----------------------------------               )     By executing this deed the attorney states that
as attorney for NATIONAL AUSTRALIA BANK LIMITED      )     the attorney has received no notice of
under power of attorney dated 13 September 2004 in   )     revocation of the power of attorney
the presence of:                                     )
                                                     )
/s/ Jason Elphick                                    )
----------------------------------                   )
Signature of witness                                 )
                                                     )
Jason Elphick                                        )
----------------------------------                   )
Name of witness (block letters)                      )
                                                     )

                                                                            91
-------------------------------------------------------------------------------

                                                     )
SIGNED SEALED AND DELIVERED                          )
by Kate Hamblin                                      )     /s/ Kate Hamblin
   --------------------------------------------------)     ................
as attorney for P.T. LIMITED under power of          )     By executing this deed the attorney states that
attorney dated 21 September 2004                     )     the attorney has received no notice of
               ----------------------------------    )     revocation of the power of attorney
in the presence of:                                  )
/s/ Ian Edmonds - Wilson                             )
----------------------------------                   )
Signature of witness                                 )
                                                     )
Ian Edmonds - Wilson                                 )
----------------------------------                   )
Name of witness (block letters)                      )
                                                     )
                                                     )
                                                     )
                                                     )

                      ----------------------------------
                           Dated 28 September 2004


                          National RMBS Trust 2004-1
                              Supplemental Deed

                       Perpetual Trustee Company Limited
                              ("Issuer Trustee")
                      National Global MBS Manager Pty Ltd
                           ("Global Trust Manager")
                        National Australia Bank Limited
                           ("Seller" and "Servicer")
                                 P.T. Limited
                             ("Security Trustee")


                           Mallesons Stephen Jaques
                                  Solicitors

                                   Level 60
                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                   Ref: SRF

--------------------------------------------------------------------------------
Contents                          National RMBS Trust 2004-1 Supplemental Deed
------------------------------------------------------------------------------



                      PART 1 -  INTERPRETATION                          1

                      1         Interpretation                          1

                                Definitions                             1
                                Transaction Document                   20
                                Limited to Trust                       20
                                Definitions and consistency            20
                                Master Security Trust Deed             20
                                Register                               20
                                Transfer of Notes                      20
                                Reporting Statement                    20
                                Defintions Schedule                    21
                                Support Facilities                     22
                                Master Trust Deed                      22

                      PART 2 -  THE TRUST AND ITS ASSETS               23

                      2         Trust                                  23

                                Name of Trust                          23
                                Determination of final Payment Date    23
                                Realisation of Assets of the Trust     23
                                Conditions of Sale during 180 days     24
                                Right of refusal                       24
                                Sale at lower price
                                Conditions of sale after 180 days      25
                                Further conditions of sale after 180
                                  days                                 25
                                Procedures pending winding-up          25
                                Costs on winding-up of the Trust       25
                                Calculation of Final Distributions     26
                                Final Distributions                    26

                      3         Entitlement of Beneficiaries           27

                                Issue of Units                         27
                                Residual Capital Unit                  27
                                Residual Income Unit                   28
                                Unit Register                          29
                                Transfer of Units                      30
                                Limit on rights                        30

                      4         Consumer Credit Code                   30

                                Right of indemnity - Consumer Credit
                                  Legislation                          30
                                Servicer                               31

                      5         Repurchase Option                      31

                                Clean-Up offer                         31
                                Calculation                            31
                                Acceptance                             31
                                Consent of Noteholders                 31
                                Reconveyance                           32
                                Clean-Up Amount                        31
                                Purchase of Defaulted Loans            33

                      6         Mortgage Loans                         34

                                Requirement to satisfy                 34

                      PART 3 -  THE NOTES                              35

                      7         Purpose                                35

                                Purpose                                35
                                Criteria                               35
                                General                                35

                      8         Terms of issue of the Notes            35

                                Notes to be issued                     35
                                Form, constituent documents
                                  and denomination of the Notes        36
                                Issue of Redraw Notes                  36
                                Initial Invested Amount of the Notes   37
                                Interest on the Class A-1 Notes and
                                  Class A-3 Notes                      37
                                Interest on the A$ Notes               37
                                Overdue interest                       37
                                Redemption                             38
                                Issuer Trustee's Covenant to the
                                  Noteholders                          39
                                Register                               39
                                Transfer and Transmission of Notes     39
                                Taxation                               39
                                Prescription                           40
                                Rounding of Payments                   40
                                Call Option                            40
                                Redemption for Taxation or Other
                                  Reasons                              41

                      9         Conditions Precedent                   42

                                Conditions precedent to the issue of
                                  Notes                                42

                      10        Representations and Warranties         43

                                Representations and Warranties         43
                                Trust representations and warranties   44

                      11        Payments                               44

                                Manner                                 44
                                Cleared Funds                          45

                      PART 4 -  PRINCIPAL AND INCOME DETERMINATIONS
                                AND PAYMENTS                           46

                      12        Collections                            46

                                Establishment of Collections Account
                                  with Servicer                        46

                                Remittance to Collection Account       46
                                Servicer's Collections                 46

                      13        Termination of the Swaps and
                                  Application of Threshold Rate        47

                                Calculation of Threshold Rate          47
                                Termination of Basis Swap or
                                  Fixed Rate Swap                      47
                                Servicer's Discretion                  48
                                Issuer Trustee's power                 48
                                Termination of Linked Deposit
                                  Accounts                             48

                                Gross Up for Linked Deposit Accounts   48

                      14        Cashflow Allocation Methodology        48

                                General                                48
                                Collection Period                      48
                                Finance Charge Collections             49
                                Calculation of Available Income        49
                                Principal Draw                         50
                                Liquidity Drawing                      50
                                Calculation and application of Total
                                  Available Income                     50
                                Required Payments (Interest waterfall) 51
                                Excess Available Income                53
                                Principal Collections                  54
                                Redraw Shortfall                       55
                                Principal Distributions                55
                                Payments of Principal on the Notes
                                  and to the Redraw Facility Provider  56
                                Principal Charge-Offs                  58
                                Carryover Principal Charge-Offs        58
                                Increases                              59
                                Non-Collection Fee                     60
                                Application of proceeds following an
                                  Event of Default                     60
                                Excluded Amount                        63
                                Currency Swap Provider break costs     63

                      15        Determinations by Global Trust Manager 63

                                Determinations by Global Trust Manager 63

                      16        Global Trust Manager, Issuer Trustee
                                  and Servicer Fees                    65

                                Global Trust Manager's fee             65
                                Issuer Trustee's fee                   65
                                Servicer's fee                         65
                                Fee and GST                            66

                      PART 5 -  GENERAL                                67

                      17        Notices                                67

                                Notices                                67
                                Deemed receipt                         68

                      18        Counterparts                           68

                      19        Damages                                68
                                Claim for Damages                      68
                                Allocation of Damages                  69

                      20        Miscellaneous                          69
                                Certificate                            69
                                Exercise of rights                     69
                                Waiver and variation                   69
                                Supervening legislation                69
                                Approvals and consent                  69
                                Remedies cumulative                    70
                                Indemnities                            70
                                Time of the essence                    70

                                Receipts                               70
                                Acknowledgment                         70
                                Disclosure of information              70
                                Rights cumulative                      70
                                Signatures                             71

                      21        Governing law                          71

                                Governing Law                          71
                                Submission to jurisdiction             71
                                Service                                71

                      22        Limited Recourse - Issuer Trustee      71

                      23        Seller Trust                           71

                                Constitution of Seller Trust           71
                                Declaration of Trust                   72
                                Entitlement                            72
                                Dealing with assets                    72
                                Treatment of Shared Collateral         72
                                Proceeds                               73
                                Claw-Back                              74
                                Duties                                 74
                                Indemnity                              74
                                Termination                            74
                                Transfer                               74
                                Other liabilities                      75
                                Shared Securities                      75

                      24        Seller Provisions                      75

                                Set-Off                                75
                                Seller Downgrade                       75
                                Reduction or increase of Seller
                                  Deposit                              76
                                Interest on Seller Deposit             77
                                Seller Upgrade                         77
                                Termination of Trust or Amendments to
                                  Mortgage Loans                       77
                                Withdrawals from the account           77

                      25        Tax Reform                             78

                      26        Amendment to Servicing Agreement       82

                                Schedule 1        Register             83

                                Schedule 2        Transfer of Notes    86